1933 Act Registration No. 33-82054

1940 Act Registration No. 811-8660

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 18

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 19

Thrivent Variable Annuity Account A

(Exact name of registrant as specified in charter)

Thrivent Financial for Lutherans

(Name of Depositor)

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MINNESOTA 55415

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (920) 628-2347

Cynthia K. Mueller

Thrivent Financial for Lutherans

4321 NORTH BALLARD ROAD

APPLETON, WI 54919

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b):

☒	on April 30, 2010 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED

Interest in a separate account under flexible premium deferred variable annuity contracts.

Flexible Premium Deferred

Variable Annuity

(issued by Aid Association for Lutherans

between 6/15/1995 and 4/30/2003)

Prospectuses

April 30, 2010

Thrivent Variable Annuity Account A

Thrivent Series Fund, Inc.

Thrivent.com

THRIVENT VARIABLE ANNUITY ACCOUNT A

PROSPECTUS

FOR

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com
Facsimile: 800-225-2264

This Prospectus describes the individual flexible premium deferred variable annuity Contract (the “Contract”) which was issued by Thrivent Financial for Lutherans (“Thrivent Financial,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, you may continue to allocate net premiums among investment alternatives with different investment objectives.

We allocate net premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account A (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays interest in an amount that is at least as great as the guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc., which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios, although some of the Portfolios are managed by an investment subadviser. The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management, Inc.)

Thrivent Partner Natural Resources Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Emerging Markets Portfolio

(subadvised by Aberdeen Asset Management Investment Services Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Utilities Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Management Investment Services Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Asset Management Company, Inc. and Atlanta Capital Management Company, LLC)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

(subadvised by Calvert Asset Management Company, Inc.)

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account, is contained in a Statement of Additional Information (“SAI”) dated April 30, 2010. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI and all other documents required to be filed with the SEC. The Table of Contents for the SAI may be found on Page 39 of this Prospectus. Definitions of special terms used in this Prospectus follows the Table of Contents.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. It is valid only when accompanied or preceded by the current Prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is April 30, 2010.

DEFINITIONS

Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account at any time prior to the Annuity Commencement Date.

Annuitant. The person on whose life or life expectancy the Contract is based. We cannot change the Annuitant except in instances as described in Death of an Owner/Payee after the Annuity Commencement Date.

Annuity Commencement Date. The date on which the Annuity Proceeds are applied to an annuity payment option for the benefit of the payee. This is also known as the maturity date.

Annuity Proceeds. The Cash Surrender Value on the Annuity Commencement Date.

Cash Surrender Value. Accumulated Value less any applicable charges or deductions.

Commuted Value. The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.

Contract. The Contract between you and us providing the individual flexible premium deferred variable annuity.

Contract Anniversary. The same date in each year as the Issue Date.

Code. The Internal Revenue Code of 1986, as amended.

Fixed Account. Part of our general account, which includes all of our assets other than those in any separate account of ours.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying Prospectus.

Issue Date. The effective date of the Contract, generally the date on which you sign the application.

Medallion Signature Guarantee. A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or savings association participating in the Medallion Signature Guarantee Program provides that service.

Minimum Death Proceeds Value. The highest Accumulated Value of the Contract at issue or on any Contract anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.

Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A, or similar provisions of the Internal Revenue Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. A subdivision of the Variable Account that invests exclusively in shares of a single portfolio of the Fund.

Valuation Date. Any date we are open for business and the New York Stock Exchange is open for regular trading. The Valuation Date ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

Valuation Period. The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account. Thrivent Variable Annuity Account A, which is a separate account of ours. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice provided by the Contract Owner and received in good order at our Service Center and satisfactory in form and content to Thrivent Financial.

FEE AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For a complete discussion of Contract fees and expenses, see Charges and Deductions.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract. No state premium taxes are deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%

Maximum Deferred Sales Load (as a percentage of excess amount surrendered)	7.00%[1]

Transfer Charge (after 12 free transfers per Contract Year)	$10.00[2]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Fee	$25.00 [3]

Annual Subaccount Expenses[4] (as a percentage of average daily Accumulated Value or Annuity Unit Value)

Mortality & Expense Risk Charge	1.25%

Total Subaccount Annual Expenses	1.25%

The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2009, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios, amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

Total Annual Portfolio Operating Expenses[5]
	Minimum	Maximum
(expenses that are deducted from the Portfolio assets, including management fees and other expenses)	0.43%	4.67%

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual Portfolio expenses also include the fees associated with the Portfolios in which it invests. Because of this a Portfolio that is structured as a “fund of funds” may have higher fees and expenses than a Portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” Portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

See Charges and Deductions in this prospectus for a discussion of these other charges.

Example

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses. The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year and assumes both the minimum and the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$822	$1,026	$1,230	$1,987
Maximum Portfolio Expenses:	$1,213	$2,189	$3,150	$5,655
If you annuitize your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$822	$1,026	$1,230	$1,987
Maximum Portfolio Expenses:	$1,213	$2,189	$3,150	$5,655
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$171	$530	$913	$1,987
Maximum Portfolio Expenses:	$589	$1,752	$2,893	$5,655

For more information, see Charges and Deductions in this prospectus and the prospectus for the Fund.

Notes to Fee and Expense Tables:

1 In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first seven Contract Years. The surrender charge is 7% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years eight and later. The surrender charge also will be deducted if the annuity payments begin during the first six Contract Years, except under certain circumstances as described in “Waiver of Withdrawal and Surrender Charges.”

2 You are allowed 12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $10 transfer charge.

3 If your net premiums in the Contract exceed $1,500, we will waive the Contract maintenance charge. Net premiums are the sum of all premiums less withdrawals.

4 A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to annual rate of 0.95%.

5 Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain of the Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.39% to 1.50%. The reimbursements may be discontinued at any time.

SUMMARY

Please see Definitions at the beginning of this Prospectus for definition of terms which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.

The Contract

Allocation of Premiums. You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and the Fixed Account. Some of the Subaccounts may be unavailable in some states.

The Accumulated Value of the Contract in the Subaccounts and the amount of variable annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premium allocations to the Fixed Account will accumulate at an effective annual interest rate of at least 3.5%.

Optional Investment Programs. We offer optional Dollar Cost Averaging and Asset Rebalancing Programs. See “The Accumulation Phase—Dollar Cost Averaging” and “The Accumulation Phase—Asset Rebalancing.”

Surrenders. If you request a surrender on or before the Annuity Commencement Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge or maintenance charge.

Transfers. You may request the transfer of all or a part of your Contract’s Accumulated Value to other Subaccounts or to the Fixed Account. You may request 12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $10 transfer charge. We will not transfer any amount less than $50 into any single Subaccount.

Death Benefits. The Contract offers a Death Benefit if the Annuitant dies before the Annuity Date.

Annuity Payments

We determine the Annuity Commencement Date based on the Annuitant’s age at the time we issue the Contract. You may elect to change this date subject to state restrictions. At the time of your Annuity Commencement Date, you must begin receiving annuity payments if the distributions are from a Qualified Plan. We offer five different annuity payment options, four of which provide annuity payments on a fixed basis.

Exchange Program

From time to time, we may offer to exchange this variable annuity contract for the currently sold Flexible Premium Deferred Variable Annuity Contract we issue. Such exchange offers will be made available only for contracts that have not yet started making annuity payments. Any new contract resulting from such exchange will have the same Issue Date as the Contract being exchanged only for purposes of calculating surrender charges, if applicable.

Federal Tax Status

For a description of the Federal income tax status of annuities, see Federal Tax Status. Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in a penalty tax of 10% of the amount of the distribution which is included in gross income. Death proceeds paid to beneficiaries are also subject to income tax.

Condensed Financial Information

Condensed financial information containing the accumulated unit value history appears at the end of this Prospectus in Appendix A.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of ours, which was established in 1994. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Contract’s Accumulated Value to up to 40 of the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Fund. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Partner Technology Subaccount	Thrivent Partner Technology Portfolio
Thrivent Partner Healthcare Subaccount	Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Subaccount	Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Subaccount	Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Subaccount	Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount II	Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Subaccount	Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Subaccount	Thrivent Partner International Stock Portfolio
Thrivent Partner Socially Responsible Stock Subaccount	Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Subaccount	Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Subaccount	Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount II	Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Subaccount	Thrivent Equity Income Plus Portfolio
Thrivent Balanced Subaccount	Thrivent Balanced Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent Partner Socially Responsible Bond Subaccount	Thrivent Partner Socially Responsible Bond Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Subaccount	Thrivent Mortgage Securities Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below:

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Partner Technology Portfolio. To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio. To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio. To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio. To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Utilities Portfolio. To seek capital appreciation and current income.

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Small Cap Index Portfolio. To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio II. To achieve long-term growth of capital.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Mid Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio. To seek long-term capital growth.

Thrivent Partner International Stock Portfolio. To achieve long-term growth of capital.

Thrivent Partner Socially Responsible Stock Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Growth Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Value Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio II. To achieve long-term growth of capital and future income.

INVESTMENT OPTIONS

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Large Cap Index Portfolio. To seek total returns that track the performance of the S&P 500* Index.

Thrivent Equity Income Plus Portfolio. To seek income plus long-term capital growth.

Thrivent Balanced Portfolio. To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent High Yield Portfolio. To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio. To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Partner Socially Responsible Bond Portfolio. To seek to maximize income.

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Contract, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios and their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations are contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws; or

♦	Changes in Federal income tax law; or

♦	Changes in the investment management of the Fund; or

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of the Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an, open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

Subadviser	Portfolio Name
Goldman Sachs Asset Management, L.P.	Thrivent Partner Technology Portfolio
Sectoral Asset Management, Inc.	Thrivent Partner Healthcare Portfolio
BlackRock Investment Management, LLC	Thrivent Partner Natural Resources Portfolio
Aberdeen Asset Management Investment Services Limited	Thrivent Partner Emerging Markets Portfolio
BlackRock Investment Management, LLC	Thrivent Partner Utilities Portfolio
Turner Investment Partners, Inc.	Thrivent Partner Small Cap Growth Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Small Cap Value Portfolio
Goldman Sachs Asset Management, L.P.	Thrivent Partner Mid Cap Value Portfolio

INVESTMENT OPTIONS

Subadviser	Portfolio Name
Aberdeen Asset Management Investment Services Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.	Thrivent Partner Worldwide Allocation Portfolio
Mercator Asset Management, LP and Principal Global Investors, LLC	Thrivent Partner International Stock Portfolio
Calvert Asset Management Company, Inc. and Atlanta Capital Management Company, LLC	Thrivent Partner Socially Responsible Stock Portfolio
Calamos Advisors LLC	Thrivent Partner All Cap Growth Portfolio
OppenheimerFunds, Inc.	Thrivent Partner All Cap Value Portfolio
Pyramis Global Advisors, LLC	Thrivent Partner All Cap Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio
Calvert Asset Management Company, Inc.	Thrivent Partner Socially Responsible Bond Portfolio

The Fund pays each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other separate accounts of ours.

Fixed Account

Prior to the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3.5% per year.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

RISKS

This annuity has some risks which may include the following:

♦	The investment options you choose may lose value, and the Accumulated Value of your contract can go down;

♦	This annuity has liquidity risk because a surrender charge may apply to full or partial surrenders made during the surrender charge period;

♦	In addition to taxes on gain, there may be a tax penalty if you withdraw money from the annuity prior to age 59 1/2;

♦

If you elect a Settlement Option, you will only receive periodic annuity payments as frequently as you selected. There is a risk that your annuity payments will not keep pace with your personal expenses. If you choose a life income with no guaranteed period, there is a risk that you will die prematurely and no death proceeds will be paid to your beneficiaries.

THE CONTRACT

Crediting and Allocating Your Premium Payments

You may allocate your premiums to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages and total 100% of your premiums. We reserve the right to adjust allocation percentages to eliminate fractional percentages. We also reserve the right to limit the number of allocations to subaccounts to no more than 40. You may not allocate less than $50 to either the Subaccount(s) or the Fixed Account. We will allocate your premiums according to the instructions you provided in your application for the Contract or subsequently.

You may change your allocation for future premiums at any time by submitting a request to our Service Center.

Owners, Payees and Annuitants

You, as owner, are typically the recipient of any distributions under the Contract while the Annuitant is alive. The owner of the Contract is usually, but not necessarily, the Annuitant. As owner, you can name beneficiaries, assign the Contract, transfer allocations between Subaccounts and the Fixed Account and designate who receives any annuity payments or distributions under the Contract. You will receive all annuity payments during the Annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.

In the event the Annuitant dies, the death proceeds in the Contract are payable to the named beneficiary. If there is no beneficiary, the death proceeds are payable to you as the owner. We use the Annuitant’s life to determine the Annuity Commencement Date of the Contract. In the case of a qualified pension or profit-sharing plan, the Annuitant is the plan participant, and the owner is the retirement plan.

Adult and Juvenile Contracts

We issue adult Contracts to applicants age 16 or older. We issue juvenile Contracts when the proposed Annuitant was younger than age 16 but otherwise eligible for benefit membership.

In the case of the adult Contract, the Annuitant must be 16 years of age or older. While the Annuitant is alive and before the Annuity Commencement Date, the

THE CONTRACT

owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. The adult controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Annuitant will take place at the first Contract Anniversary following the earlier of: the Annuitant’s 21st birthday; or the Annuitant’s 16th birthday after the adult controller transfers control to the Annuitant in writing (or automatically at age 16 in New York), or the death of the adult controller after the Annuitant’s 16th birthday.

If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our Bylaws. If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our Bylaws.

The juvenile Annuitant will become a benefit member on the first Contract Anniversary on or following the juvenile’s 16th birthday.

Beneficiaries

You may name one or more beneficiaries to receive the death proceeds payable under the Contract. If no beneficiary has been named or the beneficiary does not survive the Annuitant, the death proceeds will be paid to you, if living, otherwise to your estate. Thrivent Bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:

♦	equally to the beneficiaries in the first class. If none are living, then;

♦	equally to the beneficiaries in the second class. If none are living, then;

♦	equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.

No Beneficiary change shall take effect unless received by the Society at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to the Society while the insured was alive. Such beneficiary change shall be null and void where the Society has made a good faith payment of the proceeds or has taken other action before receiving the change.

Assignments of Ownership

You may absolutely assign your Contract by sending a written request, in good order, to our Service Center before the Annuity Commencement Date. You may not absolutely assign a juvenile Contract or a Contract issued in connection with Qualified Plans. You may assign your Contract as collateral for a loan by sending a written request to our Service Center. You may not assign a Contract issued in connection with a Qualified Plan as collateral. You may not assign a Contract after the Annuity Commencement Date. We will give you a special form to make these requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your written request, in good order, or the date we receive it at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

THE CONTRACT

Before you consider assigning, selling, pledging or transferring your Contract, you should consider the tax implications. Generally speaking, assignments are taxable as a complete distribution (surrender) from a deferred annuity contract. See Federal Tax Matters for more information.

The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Contract or any agreement for a reduction in benefits shall have priority over the interest of any owner, beneficiary or collateral assignee under the Contract.

Successor Owners

If you are not the Annuitant, you may designate a successor owner to receive the Contract in the event of your death. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our Service Center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Upon any owner’s death before the Annuity Commencement Date, we are required to distribute the Cash Surrender Value within five years. However, if the successor owner is a natural person (as opposed to an entity), the successor owner may elect to receive the Cash Surrender Value in periodic payments over the successor owner’s life (or over a period not exceeding the successor owner’s life expectancy) as long as the payments begin within one year of your death. If your spouse is the successor owner, your spouse will automatically become the owner of the Contract and will not be required to take these distributions.

Contracts Issued in Connection with Qualified Plans

If the Contract was used in a Qualified Plan and the owner is the plan administrator, the plan administrator may transfer ownership to the Annuitant if the Qualified Plan permits. Otherwise, a Contract used in a Qualified Plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than Thrivent Financial.

ACCUMULATION PHASE

There are two phases in the Contract: the accumulation and annuity phases. The accumulation phase is the period prior to the Annuity Commencement Date when you invest premiums in the separate and/or Fixed Account under the Contract. Premiums increase the Accumulated Value. In addition, the performance of the Subaccounts underlying the Variable Account and/or the Fixed Account will affect the Accumulated Value as well. The Contract may increase or decrease in value depending on the performance of the Variable Account. Generally, any increase in the Contract’s value grows tax-deferred until you request a distribution. Any distributions you take from the Contract during the accumulation phase are taxable to the extent there is gain in the Contract. Accumulation phase distributions are taxed differently than annuity payments. For annuity payments (periodic payments from an annuity payment option during the annuity phase), any cost

ACCUMULATION PHASE

basis in the Contract is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of cost basis (if there is any) and partially of taxable gain.

Contract Valuation

During the accumulation phase, we refer to your Contract’s value as the Accumulated Value. The Accumulated Value is the total of:

♦	the Fixed Account value; and

♦	the Variable Account value (the total of all your subaccounts).

The Accumulated Value of your Contract is determined on each Valuation Date.

Fixed Account Valuation

You may choose to deposit some or none of your money in the Fixed Account portion of the Contract. We will credit interest on the Accumulated Values within the Fixed Account at a declared rate of interest for 12 months from the time of deposit. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.5%. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the Accumulated Value within the Fixed Account may not exceed 3.5% for any 12-month period.

Each month we declare the effective annual interest rate that applies to the Fixed Account. This new rate applies to new premiums or amounts newly transferred from a Subaccount (new money) for the 12-month period beginning at the time of your deposit to the Fixed Account. After that period expires, a new rate will be declared for that deposit and will be effective for another 12 months. This process continues for each block of existing deposits at the end of each 12-month period.

The rate of interest in effect at any time for new money may differ from the rate or rates in effect for any blocks of existing money in the Fixed Account. Interest on existing money may vary depending on when the new money was first deposited in the Fixed Account. For purposes of crediting future interest, we will take any withdrawals or transfers from the oldest deposits and accumulated interest in the Fixed Account.

Variable Account Valuation

We calculate the value of each Subaccount by multiplying the number of accumulation units attributable to that Subaccount by the Accumulation Unit Value for the Subaccount. Any amounts allocated to a Subaccount will be converted into accumulation units of the Subaccount.

We credit accumulation units to your Subaccount when you allocate premiums or transfer amounts to that particular Subaccount. The number of accumulation units we credit is determined by dividing the premium or other amount credited to the Subaccount by the accumulation unit value for that Valuation Date. Conversely, we reduce your accumulation units in a Subaccount when you withdraw or transfer from that Subaccount and by the Contract maintenance charge allocable to your Contract. The investment experience of the portfolio underlying each Subaccount will cause the accumulation unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the Subaccount. We make no guarantee as to the value in any Subaccount. You bear all the investment risk on the performance of the portfolios underlying the corresponding Subaccounts you choose. Because of all of the variables effecting a Subaccount’s performance, the Subaccount’s value cannot be predetermined.

In addition to your investment experience, any premiums you make or any surplus refund we credit will positively affect your Accumulated Value. If you make any withdrawals, your Accumulated Value will decrease by the amount of the withdrawals and any associated withdrawal charges.

ACCUMULATION PHASE

At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:

(1)	Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.

(2)	Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (1) by (2) and then subtracting (3) where:

(1)	Is the sum of:

(a)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(b)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(c)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(2)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(3)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total accumulated value in the Subaccount. The mortality and expense risk charge is 1.25%.

Dollar Cost Averaging

You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to up to 40 Subaccounts except the Fixed Account. Transfers will be made automatically on the date you choose (except the 29th, 30th or 31st of a month). You may use dollar cost averaging until the amount in the Thrivent Money Market Subaccount is completely transferred, at which time this DCA plan shall terminate. You may terminate the plan at any time by request. Dollar cost averaging may be suitable for you if you wish to make a substantial deposit in your Contract. This approach allows you to spread investments over time to reduce the risk of investing at the top of the market cycle. You may establish a dollar cost averaging plan by obtaining an application and full information concerning the plan and its restrictions, from our Service Center. Transfers under dollar cost averaging are not subject to the charges applicable to transfers, described below.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.

Transfers among Subaccounts and/or the Fixed Account

Except for certain restrictions mentioned below, you may transfer your Accumulated Value among the Subaccounts and the Fixed Account. Such transfers must take place during the accumulation phase. We will process requests for transfers that we receive at our Service Center, in good order, before 4:00 p.m. Eastern Time or as of the close of business on that Valuation Date. We will process requests we receive after that time as of the close of business on the following Valuation Date.

ACCUMULATION PHASE

To accomplish a transfer from a Subaccount, we will redeem the accumulation units in that Subaccount and reinvest that value in accumulation units of the other Subaccounts and/or the Fixed Account as you specify. We will impose the following restrictions on transfers:

♦	You must transfer out at least $500 or, if less, the total value of the Subaccount or Fixed Account from which you are making the transfer.

♦	You must transfer in a minimum amount of $50 to any Subaccount or to the Fixed Account.

You may make twelve free transfers from one or more Subaccounts in each Contract year. After that, we will charge you $10 for each subsequent transfer. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts. We deduct the transfer charge from the total value of the Subaccount from which the transfer was made. When you transfer from two or more Subaccounts, we apply the $10 transfer charge among those Subaccounts in proportion to the amounts you transfer. Transfers may also be subject to any conditions that the Portfolio whose shares are involved may impose.

You may make only one transfer from the Fixed Account in each Contract year. The transfer may not exceed the greater of $500 or 25% of the total value of the Fixed Account at the time of transfer. Transfers from the Fixed Account are not subject to a transfer charge and do not count toward your twelve free transfers. If you want to transfer from the Fixed Account, we redeem the value you wish to transfer from the Fixed Account and reinvest that value in accumulation units of the Subaccount or Subaccounts you have selected.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by Contract Owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding Subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the Subaccounts. We may use a combination of monitoring Contract Owner activity and restricting Contract Owner transfers. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple Contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a Contract Owner’s Subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that Subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably

ACCUMULATION PHASE

identify abusive trading. Contract Owners still may be subject to the harmful effects of abusive trading practices if we are unable to detect and deter such practices.

Asset Rebalancing

You may choose to automatically rebalance your Contract value periodically under the asset rebalancing program. Automatic asset rebalancing may be set up annually or semi-annually to begin on the date you select (except the 29th, 30th, or 31st of a month). Before you begin the program, you should determine your investment goals and risk tolerance. After you determine the appropriate allocations and percentages, we will begin allocating your premiums immediately and rebalance on the date you select.

To elect to participate in the program, we must receive a written request at our Service Center from you. This request will override any previous allocations you may have chosen. Rebalancing continues until you stop or change it. The program will not terminate automatically by transferring your allocations to another subaccount. You can change your allocations at any time by telephone request (if you have elected this feature) or by written request. You can also stop or suspend the program by providing a written request to our Service Center.

Periodic rebalancing takes into account increases and decreases in Contract values in each Subaccount due to performance, withdrawals, transfers and premiums.

Automatic asset rebalancing does not count toward the number of free transfers described previously.

The Fixed Account is excluded from this program. We reserve the right to change this program at any time.

Telephone and Online Transactions

You may perform various transactions over the telephone if we receive proper written authorization from you prior to any such transaction. You may give such authorization at the time you complete your application, or later upon request.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transfers by reason of their allegedly not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses. Certain circumstances may prevent you from conducting telephone transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone transaction, we recommend you provide us with Written Notice.

If due to malfunction or other circumstances, the recording of the Contact Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction.

The telephone number for transactions is (800) 847-4836.

We reserve the right to suspend or limit telephone transactions. We currently allow Contract Owners to pay premiums online at www.thrivent.com. We may offer other online transactions in the future. For more information regarding online transactions, please contact the Service Center at (800) 847-4836.

Timely Processing

We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation

ACCUMULATION PHASE

Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.

Surrenders and Withdrawals Before the Annuity Commencement Date

You may surrender or withdraw from your Accumulated Value during the accumulation phase if the Annuitant is alive. To take a withdrawal you make a request to our Service Center. To completely surrender your Contract and receive your Cash Surrender Value or for partial withdrawals, you must submit a signed Thrivent Financial surrender form to our Service Center. The surrender or withdrawal will not be processed until we receive your surrender request at our Service Center, in good order. You may obtain a form by contacting your Thrivent Financial representative or calling our Service Center at (800) 847-4836. We do not accept telephone requests for full surrenders. If you have completed an approved telephone transaction authorization form, you may make partial surrenders by telephone. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders and may require an employer signature. See Federal Tax Status—Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time, on a Valuation Date, in order to process it on the same day.

We will generally pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. You will receive the Accumulated Value less any applicable withdrawal or surrender charge or any applicable Contract maintenance charge. Please see Charges and Deductions for more information. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.

If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $600, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $600 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.

A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have requested that a systematic partial surrender should be allocated to a specific Subaccount and the value in that Subaccount is less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. You may not withdraw less than $25 at one time.

ACCUMULATION PHASE

We require a Medallion Signature Guarantee for any surrender or partial surrender in an amount of $500,000 or more. These transactions must be in writing.

We require one of the following accepted forms of verification of your identity for certain other written requests for a surrender or partial surrender, as noted below:

Transaction Type	Identity Verification Method
	Financial Representative Attestation	Notary Public Attestation	Medallion Signature Guarantee

• Request to send funds of $0 – $99,999.99 to an address different from that of the Contract Owner	Accepted	Accepted	Accepted

• Request to send funds of $0 – $99,999.99 electronically to a bank account registration different from that of the Contract Owner	Accepted	Accepted	Accepted

• Request to send funds of $0 – $99,999.99 in the name of someone other than the Contract Owner	Accepted	Accepted	Accepted

• Certain other transactions as determined by us	Accepted	Accepted	Accepted

• Request for funds of $100,000 – $499,999.99	Accepted	Accepted	Accepted

• Request for funds of $500,000.00 or more	Not Accepted	Not Accepted	Required

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial Surrender form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative.

If on your Contract Anniversary, the Accumulated Value of your Contract is below $600 and you have paid no premium for the past 36 consecutive months, we will terminate your Contract and pay you the Accumulated Value of the Contract less any applicable withdrawal charges.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty if made before you attain age 59 1/ 2. See Federal Tax Matters for more details.

Automatic Payout Option

The automatic payout option is a series of partial withdrawals from your Contract based on the payment method you select. You are taxed on each distribution to the extent there is taxable gain in the Contract. This distribution plan is not considered annuitization nor are the payments considered annuity payments. You may only establish the automatic payout option during the accumulation phase. Distributions made as automatic payments under this option will be subject to withdrawal charges. See Charges and Deductions. You can set up this distribution plan by contacting your representative. You should consult a tax adviser about the tax consequences of receiving automatic payouts.

ACCUMULATION PHASE

Death of an Owner and/or Annuitant Before the Annuity Commencement Date

If the Annuitant dies before the Annuity Commencement Date, the beneficiary will be entitled to receive the Contract’s death benefit. We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the Accumulated Value in the Contract. Once calculated, death proceeds may continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount.

If you are an owner, but not the Annuitant, upon your death we will pay the Cash Surrender Value (not the death proceeds) of the Contract to your successor owner. (However, for Contracts delivered in New York, we will pay the Accumulated Value.)

Upon the death of the first owner to die, we are required to distribute the death proceeds (or Cash Surrender Value) to either your beneficiary or successor owner (as stated above):

♦	within five years of your death; or

♦

if your beneficiary or successor owner is a natural person (as opposed to an entity), he or she may select an annuity payment option. Payments must begin within one year of your death. The annuity payments in the selected annuity payment option must be made over a period that does not extend beyond the life or life expectancy of the beneficiary or successor owner, as applicable.

Your beneficiary’s choices of payment options may be limited if you designate a mandatory form of distribution which does not allow your beneficiary to change it.

Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death.

Before we can process any death proceeds, we must receive at our Service Center:

♦	proof that the Annuitant or owner died before the Annuity Commencement Date;

♦	a completed claim form; and

♦	any other information that we reasonably require to process the claim.

If the Annuitant dies before age 80, the amount of the death benefit is the greater of:

♦	the Accumulated Value of the Contract;

♦	the sum of all premiums paid less the sum of any withdrawals; or

♦

the Minimum Death Proceeds Value which is equal to the highest Accumulated Value of the Contract at issue or on any Contract Anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.

In the year the Annuitant reaches age 79, the Minimum Death Benefit Value is set for the last time on the Contract Anniversary date. From that point forward, death proceeds will be the last established minimum death proceeds amount, plus premiums, less withdrawals since that time, or the Accumulated Value of the Contract as of the good order date, which ever is greater.

If an Annuitant dies before annuity payments begin and that Annuitant’s spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the Accumulated Value of the Contract. Where allowed by the Contract, the spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving spouse elects to continue the Contract, the death benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.

ANNUITY PHASE

If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

The next phase after the accumulation phase of the Contract is the annuity phase. The annuity phase is the period when you begin receiving annuity payments (periodic payments), based on the amounts you accumulated under your Contract. This phase begins on the Annuity Commencement Date. Currently, we offer annuity payment options only on a fixed basis, however, we may choose to make other annuity payment options available in the future. Like the accumulation phase, any amounts remaining in your Contract during the annuity phase are tax-deferred until the payment is received.

Annuity Commencement Date

The Annuity Commencement Date is the date we apply the Cash Surrender Value to an annuity payment option for the benefit of a payee. The Annuity Commencement Date is sometimes referred to as a maturity date or annuity date. We determine the Annuity Commencement Date at the time we issue your Contract. If the Contract is nonqualified, Annuitant’s age 80 is the earliest maturity age we assign at issue. If the Contract is a qualified Contract, Annuitant’s age 70 is the earliest maturity age we assign at issue. In certain circumstances you can change your Annuity Commencement Date to a date sooner or later than the assigned date in order to begin or defer receiving annuity payments. Some states may have certain restrictions as to the assignment of a maturity age. For either qualified or nonqualified Contracts, if the Annuitant’s age is greater than the earliest maturity age we use, the maturity age and Annuity Commencement Date will be dependent upon the Annuitant’s age at the time we issue the Contract. You may change your Annuity Commencement Date by giving us notice in writing or by telephone before both the Annuity Commencement Date currently in effect and the new Annuity Commencement Date. The Annuity Commencement Date is subject to our approval. If we issue your Contract in connection with a Qualified Plan, your plan document, or Contract endorsement may restrict your choice of an Annuity Commencement Date or the annuity payment option available. Some states require that we assign lower maximum maturity dates or do not allow us to issue Contracts to individuals who exceed a certain age. In any case, we will issue Contracts in accordance with the requirements of your state. The maximum maturity age is 90 on a Contract we deliver in the state of New York. As a result, we will not issue a Contract in New York if you are age 80 or older.

Annuity payments begin on the Annuity Commencement Date. However, we cannot make any annuity payments under an annuity payment option if you previously surrendered your Contract or if we have paid out all of the death proceeds to your beneficiary.

Annuity Payments

If you select an annuity payment option, we will transfer your Cash Surrender Value on your Annuity Commencement Date to our Fixed Account, which supports our insurance and annuity obligations. We call the resulting value your Annuity Proceeds. Your Annuity Proceeds will not vary with the performance of the Variable Account. We will pay the Annuity Proceeds to the payee that you designated on your Contract. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee.

We will not assess a surrender charge at the time of annuitization if annuity payments begin more than three years after your Issue Date and you choose an annuity payment option that provides a life income with a guaranteed payment period (such as Option 4 or Option 5 below). Otherwise, we will apply a surrender charge. In such cases we will take into account the 10% free withdrawal provision and the maximum 7 1/2% limitation described under Withdrawal or Surrender Charges.

ANNUITY PHASE

The following annuity payment options are generally available under the Contract:

♦

Option 1—Interest. You leave the Annuity Proceeds with us to earn interest. You may elect to receive the interest that you earn at regular intervals or you may leave the interest to accumulate. You may withdraw all or part of the Annuity Proceeds and the interest earned by submitting a request to our Service Center. Funds held in this option are not tax-deferred. You will be taxed on any taxable gains that accumulated and any earnings attributable to your Accumulated Value in the year in which this option is effected. Interest payments will be currently taxed in the year in which we credit them. This option may not be available in your state.

♦

Option 2—Specified Amount Income. We make annuity payments at regular intervals of the amount you selected until the entire Annuity Proceeds plus the interest earned have been paid. The payment period may not be less than 13 months or exceed 30 years. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

♦

Option 3—Fixed Period Income. We make annuity payments at regular intervals for a fixed number of payments, not to exceed 30 years. We call this payment period the “Guaranteed Payment Period.” At the end of the guaranteed payment period, all of the annuity payments will be paid, and the Contract will terminate. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

♦

Option 4—Life Income with Guaranteed Payment Period. We make annuity payments at regular intervals for the lifetime of the payee. If the payee dies during the guaranteed payment period, we will continue payments to the payee’s named beneficiary to the end of the guaranteed payment period. The payee may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The amount of the annuity payments depends upon the age and, where permitted, sex of the payee at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

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Option 5—Joint and Survivor Life Income with Guaranteed Payment Period. We make annuity payments at regular intervals for the lifetime of both payees. Upon the death of one of the payees, we will continue payments for the lifetime of the surviving payee. If both payees die during the guaranteed payment period, we will continue payments to the payees’ beneficiary to the end of that period. The payees may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The payees may also choose to have the annuity payments reduce upon the death of the first payee. The annuity payments may be reduced by a factor of 1/2, 1/3 or 1/4. A higher reduction amount will result in a higher payment while both payees are alive. The amount of the payments depends upon the age and, where permitted, sex of the payees at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

We also have other annuity payment options that may be chosen. Information about these options may be obtained from your representative or our Service Center.

If you do not select an annuity payment option before your Annuity Commencement Date, we will select Option 4, the life income with guaranteed payment period, for you.

Before your Annuity Commencement Date, you may elect to receive a single sum rather than payments under the annuity payment option by surrendering the

ANNUITY PHASE

Contract. We will deduct a surrender charge from the Accumulated Value of your Contract, if applicable.

Under the annuity payment options, the payee may select payments on a monthly, quarterly, semiannual or annual basis, provided each payment is at least $25 ($20 for residents of New York.). We will make the first payment under the annuity payment option on the first business day following the end of the payment interval you choose. If the Annuity Proceeds at the Annuity Commencement Date are less than $1,000 or would not result in a payment of at least $25, we may pay the Annuity Proceeds in a single sum and we will cancel your annuity payment option. We determine the amount of your annuity payments by applying the Annuity Proceeds less any fees or charges due, to the annuity table in the Contract for the annuity payment option selected. We show the amount of the minimum annuity payments guaranteed by us for each $1,000 in an annuity payment option in the table in your Contract. The values of the annuity payment options are based on the payee’s age and sex on the Annuity Commencement Date. If there is an error as to the date of birth or sex of the payee, we will adjust any amount payable to conform to the correct date of birth or sex.

With respect to each annuity payment under an annuity payment option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

We will also deduct any applicable Contract maintenance charge at the Annuity Commencement Date upon commencement of an annuity payment option or receipt of a lump sum.

We declare interest rates applicable to annuity payment options at least annually. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.5%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges and experience.

Withdrawals and Surrenders during the Annuity Phase

Upon the Annuity Commencement Date and if the payee chooses a life income payment option, the payee must also elect to characterize the annuity payments as revocable or irrevocable. (However, some states do not allow the characterizations of a Contract as revocable.) For all other payment options, your Contract will be revocable.

If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize your payments as irrevocable, you cannot later change it to a revocable Contract once we begin making the payments.

In the event you surrender or take a withdrawal, in such cases, the amount you may withdraw or surrender is the commuted value or any unpaid annuity payments remaining in the guaranteed payout period. The commuted value is the current payments discounted at a rate you establish at the time you select your annuity payment option.

Death of Owner/Payee after the Annuity Commencement Date

If an owner/payee dies on or after the Annuity Commencement Date and before all of the Annuity Proceeds have been paid, we must pay any remaining Annuity Proceeds under the annuity payment option at least as rapidly as payments were being paid under that annuity payment option on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment may apply.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of your Contract. If you make a withdrawal from or surrender the Contract before the Contract has been in force for seven full Contract years, the charges in the table shown below will apply. If you select an annuity payment option before the end of the 7th Contract year, we will assess the applicable surrender charge (unless we waive it as described below).

Contract Year	Charge as Percentage of Excess Amount Withdrawn or Surrendered[1]
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8+	0%

1 The withdrawal or surrender charge is a percentage of the excess amount. We define the excess amount as the total amount of the withdrawal or surrender less the amount of the 10% free withdrawal, described below. The total amount of withdrawal and surrender charges may not exceed 7 1/2% of total gross premiums you pay under the Contract.

If withdrawal or surrender charges are not sufficient to cover sales expenses, we will bear the loss. But, if the amount of such charges is more than sufficient, we will retain the excess. We do not believe that the withdrawal and surrender charges imposed will cover the expected sales expenses for the Contracts.

Certain withdrawals and surrenders are subject to a 10% federal tax penalty on the amount of taxable income withdrawn, in addition to ordinary income tax on any such taxable income. See Federal Tax Matters for more information.

Transfer Charge

You may make twelve free transfers in each Contract year. We will charge $10 for each subsequent transfer.

10% Free Withdrawal

In each Contract year, you may make free withdrawals of up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Contract year. A free withdrawal is a withdrawal without a withdrawal charge. To determine the free withdrawal amount, we take 10% of the Accumulated Value of the Contract at the time you made the first withdrawal in that Contract year. Any subsequent free withdrawals are subtracted from this amount. This right is not cumulative from Contract year to Contract year, so each Contract year you are only allowed to take a total of up to 10% from your Accumulated Value without incurring a withdrawal charge.

Waiver of Withdrawal and Surrender Charges

We will waive the withdrawal or surrender charge under the following circumstances:

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If you or your spouse is confined to a nursing home, a licensed hospital or a hospice for at least 30 consecutive days and your withdrawal or surrender occurred during your confinement or within 90 days of your confinement. We must receive satisfactory written proof at our Service Center. This is only allowed under certain state’s laws. This waiver is not available for Contracts delivered in New York.

♦

If you begin annuity payments more than three years after the Issue Date and you choose (1) a fixed period or specified amount where the accumulation phase and the payment period equals or exceeds the Surrender Charge period, or (2) a life income with a guaranteed period (such as Option 4 or 5 of the annuity payment options).

♦	Upon the death of the Annuitant (or owner for Contracts delivered in New York).

♦

If you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.

♦	Withdrawal charges will also be waived for Contracts delivered in New York if Option 2 or 3 is chosen (if the duration of payments lasts for at least five years).

CHARGES AND DEDUCTIONS

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class. These variations in charges will not be unfairly discriminatory to the interests of other Contract owners.

Contract Maintenance Charge

During the accumulation phase, we annually deduct a $25 Contract maintenance charge. The charge is deducted on the last day of each Contract year or upon surrender of the Contract if that is earlier. We deduct the charge from your Accumulated Value in proportion to the amounts in your Subaccounts and the Fixed Account (except if you live in South Carolina). The purpose of this charge is to reimburse us for administrative expenses relating to the Contract.

We do not deduct this charge if your total net premiums are $1,500 or more at the end of your Contract year or at surrender. Net premiums are your premiums less any withdrawals and any associated withdrawal charges. We do not expect to profit from this charge. We will not increase the charge for administrative expenses regardless of actual expenses. We reserve the right to waive this charge.

Mortality and Expense Risk Charge

We assume several mortality risks under the Contracts.

First, we assume a mortality risk by our contractual obligation to pay death proceeds to the beneficiary if the Annuitant under a Contract dies during the accumulation phase. We assume the risk that the Annuitant may die prior to the Annuity Commencement Date at a time when the death proceeds guaranteed by the Contract may be higher than the Accumulated Value of the Contract.

Second, we assume a mortality risk arising from the fact that the Contracts do not impose any surrender charge on the death proceeds. The Cash Surrender Value is lower for Contracts under which a withdrawal or surrender charge remains in effect, while the amount of the death proceeds under such Contracts is unaffected by the withdrawal or surrender charge. Accordingly, our mortality risk is higher under such Contracts than it would be under otherwise comparable Contracts that impose the surrender charge upon payment of death proceeds.

Third, we assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under annuity payment options involving life contingencies. This assures each payee that neither the payee’s own longevity nor an improvement in life expectancy generally will have an adverse affect on the annuity payments received under a Contract. This relieves the payee from the risk of outliving the amounts accumulated for retirement.

Fourth, we assume a mortality risk under our annuity purchase rate tables which are guaranteed for the life of a Contract. Options 1, 2 and 3 are based on a guaranteed effective annual interest rate of 3%. Options 4 and 5 are based on a guaranteed effective annual interest rate of 3.5% using the Commissioner’s 1983 Table a “Annuitant Mortality Table.”

In addition to the above mentioned mortality risks, we assume an expense risk under the Contracts. This is because the Contract maintenance charge deducted from the Contracts to cover administrative expenses may not be sufficient to cover the expenses actually incurred. Administrative expenses include such costs as processing premiums, annuity payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the Contracts; and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense

CHARGES AND DEDUCTIONS

risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks assumed under the Contracts during the accumulation period. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%.

If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Fund Expenses

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

GENERAL INFORMATION ABOUT THE CONTRACTS

The Entire Contract

The entire contract between you and us consists of:

♦	the Contract including any attached riders, endorsements or amendments;

♦	the application attached to the Contract; and

♦	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the Issue Date of your Contract.

Postponement of Payments

We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

Purchase Payments

Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Date of Receipt

Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center, in proper form unless received (1) after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we

GENERAL INFORMATION ABOUT THE CONTRACTS

have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial representatives and customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.

Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.

Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Reports to Contract Owners

At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.

Gender Neutral Benefits

In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.

Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:

♦	Contracts used in an employer sponsored retirement plan;

♦	Contracts issued in Massachusetts (beginning January 1, 2009); and

♦	Contracts issued in Montana (beginning October 1, 1985).

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center at 1-800-THRIVENT (1-800-847-4836).

FEDERAL TAX STATUS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment— federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account

The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.

Taxation of Annuities in General

The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Deferral During Accumulation Period

In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract Owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

FEDERAL TAX STATUS

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.

The remainder of this discussion assumes that the Contract will be treated as an annuity Contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.

Taxation of Annuity Income Payments

Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the Contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.

FEDERAL TAX STATUS

Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.

Tax Treatment of Death Benefit

Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.

After the Annuity Date, where a guaranteed period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the Contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Assignments, Pledges, and Gratuitous Transfers

Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or a former spouse incident to divorce), the Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the contract is increased to reflect the amount includible in the transferor’s income.

Penalty Tax on Premature Distributions

Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1/2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law). For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 59 1/2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity Contracts a person owns. For example, if a person

FEDERAL TAX STATUS

purchases a Contract and also purchases at approximately the same time an immediate annuity issued by us, the IRS may treat the two Contracts as one Contract. Similarly, if a person transfers part of his or her interest in one annuity Contract to purchase another annuity Contract, the IRS might treat the two Contracts as one Contract. In addition, if a person purchases two or more Contracts from us (or an affiliate) during any calendar year, all such Contracts will be treated as one Contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity Contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity Contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing Contract is exchanged for the Contract, the IRS might treat the two Contracts as one annuity Contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.

Qualified Plans

The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the Contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.

The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same

FEDERAL TAX STATUS

rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly rolled over/converted to a Roth IRA.

Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1/2, separates from service, dies, or becomes disabled, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise the surrender rights described under the heading “The Contracts—Surrender (Redemption)” unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.

Direct Rollovers

If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to certain Qualified Plans.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

Before the Maturity Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract. On and after the Maturity Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for

SALES AND OTHER AGREEMENTS

investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an agent of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if members purchase product issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, helps support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. Commissions range from 0.50% to 3.85% of premiums paid into the Contract. Commission rates are based upon the age of the annuitant at the time the premium is paid. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. If, in the case of a full surrender, we persuade you to retain your Contract instead of surrendering it, your financial representative may be eligible for a retention bonus. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these Contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

♦ Introduction
♦ Principal Underwriter
♦ Standard and Poor’s Disclaimer
♦ Independent Registered Public Accounting Firm and Financial Statements

You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

You may obtain copies of the prospectus, SAI, annual report and all other documents required to be filed with the Securities and Exchange Commission at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about Thrivent Variable Annuity Account A are available on the Commission’s web site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

THRIVENT VARIABLE ANNUITY ACCOUNT A

1933 Act Registration No. 33-82054

1940 Act Registration No. 811-8660

Please send me the Statement of Additional Information (SAI) for the:

Flexible Premium Deferred Variable Annuity

(Thrivent Variable Annuity Account A)

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

APPENDIX A—CONDENSED FINANCIAL INFORMATION

The following tables show the historical performance of Accumulation Unit Values for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. The date on which operations commenced in each price level is noted in parentheses. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by contacting us at 1-800-THRIVENT (1-800-847-4836) or visiting our website at www.thrivent.com.

Year ended Dec. 31,	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Thrivent Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$8.53	$13.77	$12.75	$11.35	$10.00	—	—	—	—	—
value at end of period	$11.01	$8.53	$13.77	$12.75	$11.35	—	—	—	—	—
number outstanding at end of period (000 omitted)	4,174	4,110	3,921	3,336	847	—	—	—	—	—

Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$8.69	$13.22	$12.42	$11.12	$10.00	—	—	—	—	—
value at end of period	$11.14	$8.69	$13.22	$12.42	$11.12	—	—	—	—	—
number outstanding at end of period (000 omitted)	13,844	13,943	13,608	9,514	2,512	—	—	—	—	—

Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$9.04	$12.66	$12.01	$10.91	$10.00	—	—	—	—	—
value at end of period	$11.32	$9.04	$12.66	$12.01	$10.91	—	—	—	—	—
number outstanding at end of period (000 omitted)	22,493	22,666	22,060	15,122	5,133	—	—	—	—	—

Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$9.42	$12.01	$11.52	$10.65	$10.00	—	—	—	—	—
value at end of period	$11.40	$9.42	$12.01	$11.52	$10.65	—	—	—	—	—
number outstanding at end of period (000 omitted)	8,426	8,031	7,575	4,951	1,947	—	—	—	—	—

Thrivent Partner Technology Subaccount[1] (March 2, 2001)
Accumulation unit:
value at beginning of period	$4.25	$8.33	$7.60	$7.45	$7.27	$7.02	$4.70	$8.16	$10.00	—
value at end of period	$6.58	$4.25	$8.33	$7.60	$7.45	$7.27	$7.02	$4.70	$8.16	—
number outstanding at end of period (000 omitted)	645	654	832	981	1,192	1,336	1,316	983	530	—

Thrivent Partner Healthcare Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$8.88	$10.00	—	—	—	—	—	—	—	—
value at end of period	$10.86	$8.88	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	110	76	—	—	—	—	—	—	—	—

Thrivent Partner Natural Resources Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$5.68	$10.00	—	—	—	—	—	—	—	—
value at end of period	$8.07	$5.68	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	238	107	—	—	—	—	—	—	—	—

Thrivent Partner Emerging Markets Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$5.59	$10.00	—	—	—	—	—	—	—	—
value at end of period	$9.65	$5.59	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	166	32	—	—	—	—	—	—	—	—

1 Formerly Thrivent Technology Subaccount

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Thrivent Real Estate Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$12.99	$20.96	$25.52	$19.25	$17.21	$12.89	$10.00	—	—	—
value at end of period	$16.56	$12.99	$20.96	$25.52	$19.25	$17.21	$12.89	—	—	—
number outstanding at end of period (000 omitted)	578	682	917	1,347	1,539	1,239	531	—	—	—

Thrivent Partner Utilities Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$6.98	$10.00	—	—	—	—	—	—	—	—
value at end of period	$7.72	$6.98	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	63	42	—	—	—	—	—	—	—	—

Thrivent Partner Small Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$7.76	$13.84	$12.91	$11.61	$11.31	$10.29	$7.24	$10.00	—	—
value at end of period	$10.32	$7.76	$13.84	$12.91	$11.61	$11.31	$10.29	$7.24	—	—
number outstanding at end of period (000 omitted)	183	202	247	273	290	271	206	62	—	—

Thrivent Partner Small Cap Value Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$14.83	$20.58	$21.06	$17.55	$16.95	$14.04	$10.00	—	—	—
value at end of period	$19.07	$14.83	$20.58	$21.06	$17.55	$16.95	$14.04	—	—	—
number outstanding at end of period (000 omitted)	342	370	415	506	541	520	203	—	—	—

Thrivent Small Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$10.89	$17.65	$16.84	$15.11	$14.06	$11.78	$8.51	$10.82	$10.00	—
value at end of period	$12.95	$10.89	$17.65	$16.84	$15.11	$14.06	$11.78	$8.51	$10.82	—
number outstanding at end of period (000 omitted)	1,349	1,563	1,980	2,461	2,930	3,121	3,144	2,775	1,549	—

Thrivent Small Cap Index Subaccount (June 15, 1995)
Accumulation unit:
value at beginning of period	$22.23	$32.66	$33.24	$29.34	$27.68	$22.95	$16.82	$20.01	$19.04	$17.34
value at end of period	$27.51	$22.23	$32.66	$33.24	$29.34	$27.68	$22.95	$16.82	$20.01	$19.04
number outstanding at end of period (000 omitted)	4,613	5,414	6,719	8,403	10,614	12,583	13,840	14,882	15,538	15,509

Thrivent Mid Cap Growth Subaccount II (April 30, 2002)
Accumulation unit:
value at beginning of period	$8.39	$14.83	$12.54	$11.69	$10.64	$9.26	$6.82	$10.00	—	—
value at end of period	$12.37	$8.39	$14.83	$12.54	$11.69	$10.64	$9.26	$6.82	—	—
number outstanding at end of period (000 omitted)	99	111	168	181	248	289	254	73	—	—

Thrivent Mid Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$9.25	$15.90	$13.43	$12.52	$11.39	$10.36	$7.72	$10.00	—	—
value at end of period	$13.78	$9.25	$15.90	$13.43	$12.52	$11.39	$10.36	$7.72	—	—
number outstanding at end of period (000 omitted)	467	513	665	699	887	864	377	60	—	—

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Thrivent Partner Mid Cap Value Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$8.55	$13.33	$13.08	$11.45	$10.00	—	—	—	—	—
value at end of period	$11.17	$8.55	$13.33	$13.08	$11.45	—	—	—	—	—
number outstanding at end of period (000 omitted)	132	113	151	104	57	—	—	—	—	—

Thrivent Mid Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$8.86	$15.15	$14.51	$12.96	$11.27	$9.74	$7.45	$8.93	$10.00	—
value at end of period	$12.17	$8.86	$15.15	$14.51	$12.96	$11.27	$9.74	$7.45	$8.93	—
number outstanding at end of period (000 omitted)	1,605	1,902	2,430	3,011	3,395	3,316	3,342	3,055	1,764	—

Thrivent Mid Cap Index Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$10.44	$16.59	$15.61	$14.39	$12.97	$11.35	$8.53	$10.11	$10.00	—
value at end of period	$14.09	$10.44	$16.59	$15.61	$14.39	$12.97	$11.35	$8.53	$10.11	—
number outstanding at end of period (000 omitted)	1,077	1,268	1,598	1,932	2,377	2,412	2,051	1,561	608	—

Thrivent Partner Worldwide Allocation Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$6.04	$10.00	—	—	—	—	—	—	—	—
value at end of period	$7.85	$6.04	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	348	180	—	—	—	—	—	—	—	—

Thrivent Partner International Stock Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$12.77	$21.95	$20.11	$16.75	$14.92	$13.06	$10.00	—	—	—
value at end of period	$15.74	$12.77	$21.95	$20.11	$16.75	$14.92	$13.06	—	—	—
number outstanding at end of period (000 omitted)	2,331	2,841	3,701	4,425	5,184	4,839	148	—	—	—

Thrivent Partner Socially Responsible Stock Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$6.45	$10.00	—	—	—	—	—	—	—	—
value at end of period	$8.64	$6.45	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	25	17	—	—	—	—	—	—	—	—

Thrivent Partner All Cap Growth Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$5.30	$10.00	—	—	—	—	—	—	—	—
value at end of period	$7.87	$5.30	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	72	16	—	—	—	—	—	—	—	—

Thrivent Partner All Cap Value Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$5.53	$10.00	—	—	—	—	—	—	—	—
value at end of period	$7.71	$5.53	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	28	14	—	—	—	—	—	—	—	—

Thrivent Partner All Cap Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$7.99	$14.17	$11.92	$10.46	$8.95	$7.97	$6.54	$10.00	—	—
value at end of period	$10.14	$7.99	$14.17	$11.92	$10.46	$8.95	$7.97	$6.54	—	—
number outstanding at end of period (000 omitted)	384	458	552	539	443	315	254	130	—	—

Thrivent Large Cap Growth Subaccount II (April 30, 2002)
Accumulation unit:
value at beginning of period	$7.52	$13.11	$11.40	$10.81	$10.22	$9.62	$7.94	$10.00	—	—
value at end of period	$10.38	$7.52	$13.11	$11.40	$10.81	$10.22	$9.62	$7.94	—	—
number outstanding at end of period (000 omitted)	67	95	133	156	206	208	136	42	—	—

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Thrivent Large Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$7.93	$13.84	$12.00	$11.39	$10.78	$10.13	$7.86	$10.00	—	—
value at end of period	$11.07	$7.93	$13.84	$12.00	$11.39	$10.78	$10.13	$7.86	—	—
number outstanding at end of period (000 omitted)	1,554	1,842	2,249	2,636	3,021	2,107	994	68	—	—

Thrivent Partner Growth Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$8.36	$14.62	$13.55	$12.13	$11.55	$10.64	$8.22	$10.00	—	—
value at end of period	$11.82	$8.36	$14.62	$13.55	$12.13	$11.55	$10.64	$8.22	—	—
number outstanding at end of period (000 omitted)	294	354	506	561	635	608	352	115	—	—

Thrivent Large Cap Value Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$11.71	$18.05	$17.46	$14.89	$14.09	$12.50	$10.00	—	—	—
value at end of period	$14.00	$11.71	$18.05	$17.46	$14.89	$14.09	$12.50	—	—	—
number outstanding at end of period (000 omitted)	1,414	1,626	2,023	2,438	2,715	2,496	1,982	—	—	—

Thrivent Large Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$6.68	$10.86	$10.22	$9.25	$8.89	$8.30	$6.92	$9.04	$10.00	—
value at end of period	$8.42	$6.68	$10.86	$10.22	$9.25	$8.89	$8.30	$6.92	$9.04	—
number outstanding at end of period (000 omitted)	3,848	4,664	5,974	7,662	10,010	10,718	9,831	7,731	4,651	—

Thrivent Large Cap Index Subaccount (June 15, 1995)
Accumulation unit:
value at beginning of period	$17.30	$27.86	$26.82	$23.55	$22.76	$20.84	$16.46	$21.43	$24.70	$27.54
value at end of period	$21.56	$17.30	$27.86	$26.82	$23.55	$22.76	$20.84	$16.46	$21.43	$24.70
number outstanding at end of period (000 omitted)	8,852	10,444	13,075	16,234	21,250	25,767	28,407	30,203	33,151	34,711

Thrivent Equity Income Plus Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$6.98	$10.00	—	—	—	—	—	—	—	—
value at end of period	$8.05	$6.98	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	49	20	—	—	—	—	—	—	—	—

Thrivent Balanced Subaccount (June 15, 1995)
Accumulation unit:
value at beginning of period	$17.12	$23.45	$22.51	$20.46	$19.94	$18.68	$16.41	$18.01	$18.89	$19.26
value at end of period	$20.59	$17.12	$23.45	$22.51	$20.46	$19.94	$18.68	$16.41	$18.01	$18.89
number outstanding at end of period (000 omitted)	9,058	10,873	14,000	17,359	23,117	28,686	32,820	36,448	40,445	41,711

Thrivent High Yield Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$10.83	$13.89	$13.69	$12.57	$12.23	$11.25	$8.90	$10.00	—	—
value at end of period	$15.35	$10.83	$13.89	$13.69	$12.57	$12.23	$11.25	$8.90	—	—
number outstanding at end of period (000 omitted)	622	589	730	875	904	674	254	36	—	—

Thrivent Diversified Income Plus Subaccount[1] (March 2, 1998)
Accumulation unit:
value at beginning of period	$9.87	$13.02	$13.31	$11.80	$11.54	$10.89	$8.73	$8.81	$8.79	$9.04
value at end of period	$12.97	$9.87	$13.02	$13.31	$11.80	$11.54	$10.89	$8.73	$8.81	$8.79
number outstanding at end of period (000 omitted)	1,010	1,220	1,767	1,821	2,101	2,572	2,523	2,227	2,031	1,897

1 Formerly known as Thrivent High Yield Subaccount II

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Thrivent Partner Socially Responsible Bond Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$10.18	$10.00	—	—	—	—	—	—	—	—
value at end of period	$11.16	$10.18	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	17	8	—	—	—	—	—	—	—	—

Thrivent Income Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$10.87	$12.35	$12.05	$11.57	$11.45	$11.07	$10.33	$10.00	—	—
value at end of period	$13.02	$10.87	$12.35	$12.05	$11.57	$11.45	$11.07	$10.33	—	—
number outstanding at end of period (000 omitted)	987	1,130	1,336	1,459	1,493	1,125	669	255	—	—

Thrivent Bond Index Subaccount (June 15, 1995)
Accumulation unit:
value at beginning of period	$17.19	$17.55	$16.81	$16.37	$16.22	$15.81	$15.45	$14.26	$13.31	$12.10
value at end of period	$18.41	$17.19	$17.55	$16.81	$16.37	$16.22	$15.81	$15.45	$14.26	$13.31
number outstanding at end of period (000 omitted)	2,300	2,867	3,611	4,671	6,015	7,188	8,292	9,426	6,770	4,395

Thrivent Limited Maturity Bond Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$10.58	$11.45	$11.15	$10.80	$10.73	$10.66	$10.33	$10.00	—	—
value at end of period	$11.91	$10.58	$11.45	$11.15	$10.80	$10.73	$10.66	$10.33	—	—
number outstanding at end of period (000 omitted)	1,554	1,544	1,928	2,385	2,950	2,629	1,378	463	—	—

Thrivent Mortgage Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$10.53	$11.22	$10.80	$10.45	$10.37	$10.10	$10.00	—	—	—
value at end of period	$11.75	$10.53	$11.22	$10.80	$10.45	$10.37	$10.10	—	—	—
number outstanding at end of period (000 omitted)	202	251	347	461	574	522	259	—	—	—

Thrivent Money Market Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$1.10	$1.09	$1.05	$1.01	$0.99	$1.00	$1.00	—	—	—
value at end of period	$1.09	$1.10	$1.09	$1.05	$1.01	$0.99	$1.00	—	—	—
number outstanding at end of period (000 omitted)	23,238	43,110	30,384	26,277	19,858	21,681	30,353	—	—	—

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

The variable annuity contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

13017P R4-10	Contract Form 4460, 4461

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statement of Additional Information

Dated April 30, 2010

For the:

Individual Flexible Premium Deferred Variable Annuity Certificate

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-8474836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated April 30, 2010 for Thrivent Variable Annuity Account A (the “Variable Account) describing an individual flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”) to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

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INTRODUCTION

The Contract was issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may have been sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by Thrivent Financial.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer. The Contract is no longer sold but we continue to take premium payments.

From time to time, Thrivent Financial may offer to exchange this Contract offered in this Prospectus for the Flexible Premium Deferred Variable Annuity contract issued by us in another prospectus (as part of Thrivent Variable Annuity Account I). No surrender charge will apply upon an exchange of Contracts pursuant to this exchange offer. In addition, as part of the exchange offer, the New Contracts will be deemed to have been issued on the same issue date as the Current Contract for purposes of computing the applicable surrender charge.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.

2009	2008	2007
$2,648,583	$2,390,781	$2,615,050

STANDARD AND POOR’S DISCLAIMER

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or

2

calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500® or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated balance sheets of Thrivent Financial as of December 31, 2009 and 2008, as well as the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2009, appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account A at December 31, 2009 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

3

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (“Thrivent Financial”) as of December 31, 2009 and 2008, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2009 and 2008, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 17, 2010

Thrivent Financial for Lutherans

Consolidated Balance Sheets

As of December 31, 2009 and 2008

(in millions)

	2009	2008
Assets
Fixed maturity securities, at fair value	$31,909	$25,572
Equity securities, at fair value	999	970
Mortgage loans	7,938	7,689
Contract loans	1,263	1,241
Short-term investments	598	1,419
Amounts due from brokers	103	27
Other investments	1,605	1,488

Total investments	44,415	38,406

Cash and cash equivalents	1,452	1,130
Accrued investment income	401	372
Receivables	205	181
Deferred acquisition costs	2,011	2,541
Property and equipment, net	159	167
Other assets	76	30
Assets held in separate accounts	11,717	9,282

Total Assets	$60,436	$52,109

Liabilities
Future contract benefits	$15,471	$14,662
Contractholder funds	23,521	22,204
Unpaid claims and claim expenses	227	214
Amounts due to brokers	1,364	369
Securities lending obligation	215	831
Other liabilities	731	699
Liabilities related to separate accounts	11,717	9,282

Total Liabilities	53,246	48,261
Members’ Equity
Retained earnings	6,893	6,880
Accumulated other comprehensive income (loss)	297	(3,032)

Total Members’ Equity	7,190	3,848

Total Liabilities and Members’ Equity	$60,436	$52,109

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2009, 2008 and 2007

(in millions)

	2009	2008	2007
Revenues
Premiums	$1,404	$1,355	$1,317
Net investment income	2,243	2,328	2,384
Realized investment (losses) gains, net	(186)	(484)	115
Contract charges	601	629	657
Other revenue	258	305	321

Total Revenues	4,320	4,133	4,794

Benefits and Expenses
Contract claims and other benefits	1,312	1,270	1,218
Increase in contract reserves	648	693	569
Interest credited	1,069	1,038	1,029
Dividends to members	333	329	293

Total benefits	3,362	3,330	3,109
Underwriting, acquisition and insurance expenses	578	596	642
Amortization of deferred acquisition costs	197	358	243
Fraternal benefits and expenses	170	181	188

Total expenses	945	1,135	1,073

Total Benefits and Expenses	4,307	4,465	4,182

Net Income (Loss)	$13	$(332)	$612

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2009, 2008 and 2007

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance as of January 1, 2007	$6,600	$264	$6,864
Comprehensive Income (Loss):
Net income	612	—	612
Other comprehensive loss	—	(233)	(233)

Total comprehensive income			379

Balance as of December 31, 2007	7,212	31	7,243
Comprehensive Income (Loss):
Net loss	(332)	—	(332)
Other comprehensive loss	—	(3,063)	(3,063)

Total comprehensive loss			(3,395)

Balance as of December 31, 2008	6,880	(3,032)	3,848
Comprehensive Income (Loss):
Net income	13	—	13
Other comprehensive income	—	3,329	3,329

Total comprehensive income			3,342

Balance as of December 31, 2009	$6,893	$297	$7,190

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2009, 2008 and 2007

(in millions)

	2009	2008	2007
Operating Activities
Net income (loss)	$13	$(332)	$612
Adjustments to reconcile net income to net cash provided by operating activities:
Change in contract liabilities and accruals	822	882	666
Change in contractholder funds	715	579	(27)
Change in deferred acquisition costs	(66)	131	32
Realized investment losses (gains), net	186	484	(115)
Changes in other assets and liabilities	(80)	(67)	19

Net Cash Provided by Operating Activities	1,590	1,677	1,187

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	5,796	5,400	9,271
Cost of fixed maturity securities acquired	(7,650)	(5,509)	(8,684)
Proceeds from sales of equity securities	2,160	2,069	1,826
Cost of equity securities acquired	(1,853)	(2,222)	(1,902)
Proceeds from mortgage loans sold, matured or repaid	698	925	870
Cost of mortgage loans acquired	(969)	(1,032)	(1,113)
Sales of fixed maturity securities under mortgage roll program, net	(881)	301	287
Contract loans (issued) repaid, net	(22)	(3)	2
Sales of short-term investments, net	821	503	42
Change in collateral held for securities lending	(616)	(883)	3
Other, net	646	(1,077)	(784)

Net Cash Used in Investing Activities	(1,870)	(1,528)	(182)

Financing Activities
Universal life and investment contract receipts	2,268	2,091	1,327
Universal life and investment contract withdrawals	(1,666)	(1,934)	(2,516)

Net Cash Provided by (Used in) Financing Activities	602	157	(1,189)

Net Change in Cash and Cash Equivalents	322	306	(184)
Cash and Cash Equivalents, Beginning of Year	1,130	824	1,008

Cash and Cash Equivalents, End of Year	$1,452	$1,130	$824

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2009, 2008 and 2007

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly owned subsidiaries and affiliated entities that are subject to consolidation, which include a stock life insurance company, a broker-dealer, a registered investment advisor, a bank, certain investment funds, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as either available for sale or as trading and are carried at fair value. The change in unrealized gains and losses on securities within the available-for-sale portfolio is included as a component of other comprehensive income, while the change in fair value on securities within the trading portfolio is recognized in the Consolidated Statements of Operations as a component of realized investment gains and losses. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities:  Investments in equity securities are classified as available for sale and carried at fair value. The change in unrealized gains and losses on equity securities is included as a component of the other comprehensive income.

Mortgage loans:  Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities (which is invested in an affiliated money market mutual fund), short-term government securities and corporate notes. Short-term investments have contractual maturities of 12 months or less at the time of acquisition.

Other investments:  Other investments consist primarily of equity limited partnerships, real estate joint ventures, derivative instruments and real estate. Real estate joint ventures and equity limited partnerships are valued using both the equity method and internal valuation models. Derivatives are carried at fair market value. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Loaned securities:  Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program:  Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby Thrivent Financial sells a mortgage-backed security and subsequently enters into a commitment to purchase another security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1,218 million and $337 million in the mortgage dollar roll program outstanding as of December 31, 2009 and 2008, respectively.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available for sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. Changes in fair value of fixed maturity securities within the trading portfolio are included as a component of realized investment gains and losses. Thrivent Financial periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is other-than-temporary. Factors considered in the evaluation include the following: 1) Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security; 2) the financial condition of the issuer; 3) the near-term prospects of the issuer; 4) the length of time of the impairment; 5) the extent of the impairment; 6) Thrivent Financial’s ability to hold the security for a period of time sufficient to allow for any anticipated recovery in the market and 7) Thrivent Financial’s intent to retain its investment in the security for a period of time sufficient to allow for any anticipated recovery in the market. Investments that are determined to be other-than-temporarily impaired are written down to fair value with the impairment included as a component of realized investment losses or other comprehensive income, as appropriate. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest-sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets, which range from 3 years for computer hardware and software to 40 years for buildings.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death and living benefits. As of December 31, 2009 and 2008, reserves totaling $78 million and $133 million, respectively, for these benefits have been recognized.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for nonparticipating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Contract Liabilities and Accruals, continued

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long-term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and certain annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Fraternal Benefits and Expenses, continued

awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,400 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2009, 2008 and 2007 totaled $1 million, $6 million and $12 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability of $9 million and a net deferred tax asset of $4 million as of December 31, 2009 and 2008, respectively.

New Accounting Guidance

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009.

In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard also requires the disclosure of the date through which subsequent events were evaluated. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards to provide guidance on estimating the fair value of a financial asset or liability when the trade volume and level of activity for the asset or liability have significantly decreased relative to historical levels. The standard requires entities to disclose the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, debt and equity securities as defined by GAAP should be disclosed by major category. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments for fixed maturity securities. Existing guidance was amended to require the credit portion of other-than-temporary impairment to be recorded in earnings and the noncredit portion of losses to be recorded in other comprehensive income. Separate presentation of both the credit and noncredit portions of other-than-temporary impairments is required on the financial statements and notes to the financial statements. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

New Accounting Guidance, continued

In March 2008, the FASB updated the accounting standards for disclosures about derivative instruments and hedging activities. The standard requires enhanced disclosures about the impact of derivative instruments on financial position, financial performance and cash flows. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In December 2008, the FASB updated the accounting standards to require enhanced disclosure related to postretirement benefit plan assets, including information about inputs and techniques used to determine the fair value of plan assets. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In 2008, Thrivent Financial adopted new guidance for measuring fair value, which expanded disclosures about fair value measurements. Under this guidance, fair value is based on an exit price model, whereby value is determined based on a price that would be paid or received to settle a financial instrument. Thrivent Financial adopted the guidance for the annual reporting period beginning January 1, 2008.

In 2007, Thrivent Financial adopted new guidance which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. Adoption of this guidance did not have a significant impact on the consolidated financial statements.

In 2007, Thrivent Financial adopted new accounting guidance for defined benefit pension and other postretirement plans that requires; (a) recognition of an asset for the funded status, measured as the difference between the fair value of plan assets and the benefit obligation, of defined benefit postretirement plans that are overfunded and a liability for plans that are underfunded, measured as of the employer’s fiscal year end; and (b) recognition of changes in the funded status of defined benefit postretirement plans, other than for the net periodic benefit cost included in net income, in accumulated other comprehensive income. The adoption of this guidance did not have a significant impact on the consolidated financial statements.

In 2007, Thrivent Financial adopted new guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. The adoption of the new guidance did not have a significant impact on the consolidated financial statements.

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through February 17, 2010, the date the consolidated financial statements were available to be issued.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities held in the available for sale portfolio are summarized as follows (in millions):

December 31, 2009	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
Loan-backed obligations of U.S. government corporations and agencies	$4,105	$121	$7	$4,219
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	668	27	7	688
Securities issued by foreign governments	108	12	1	119
Corporate debt securities	20,062	1,197	222	21,037
Residential mortgage-backed securities	1,795	—	384	1,411
Commercial mortgage-backed securities	1,793	9	245	1,557
Collateralized debt obligations	22	—	3	19
Other debt obligations	1,336	75	41	1,370

Total fixed maturity securities	$29,889	$1,441	$910	$30,420

December 31, 2008
Loan-backed obligations of U.S. government corporations and agencies	$3,228	$67	$3	$3,292
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	279	40	—	319
Corporate and other bonds	19,953	274	2,250	17,977
Mortgage- and asset-backed securities	4,423	7	1,137	3,293

Total fixed maturity securities	$27,883	$388	$3,390	$24,881

Thrivent Financial maintains a trading securities portfolio to support investment strategies that involve more frequent purchases and sales of securities. The amount of fixed maturity securities in the trading portfolio as of December 31, 2009 and 2008 totaled $1,489 million and $691 million, respectively. Changes in the fair value of such trading securities are included as a component of realized investment gains and losses and totaled losses of $85 million for the year ended December 31, 2009, and gains of $68 million and $5 million for the years ended December 31, 2008 and 2007, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

The amortized cost and fair value of fixed maturity securities in the available-for-sale portfolio by contractual maturity as of December 31, 2009 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$581	$598
Due after one year through five years	5,737	6,024
Due after five years through ten years	4,804	4,927
Due after ten years	18,767	18,871

Total fixed maturity securities	$29,889	$30,420

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities are summarized as follows (in millions):

December 31, 2009	Cost	Gross Unrealized		Fair Value
		Gains	Losses
Large-cap	$287	$40	$5	$322
Mid-cap	86	23	1	108
International	64	21	—	85
REITs	115	20	—	135
Preferred stock	113	6	22	97
Other	261	12	21	252

Total equity securities	$926	$122	$49	$999

December 31, 2008
Equity securities	$1,288	$26	$344	$970

Included in the equities securities balances discussed above is approximately $93 million and $79 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2009 and 2008, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities in the available-for-sale portfolio have been in a continuous unrealized loss position (in millions):

December 31, 2009	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. government corporations and agencies	14	$605	$7	8	$3	$—
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	6	142	7	1	9	—
Securities issued by foreign governments	3	20	1	—	—	—
Corporate debt securities	278	1,541	46	376	1,973	176
Residential mortgage-backed securities	8	46	14	129	1,351	370
Commercial mortgage-backed securities	9	136	2	66	1,144	243
Collateralized debt obligations	—	—	—	3	10	3
Other debt obligations	29	167	11	44	181	30

Total fixed maturity securities	347	$2,657	$88	627	$4,671	$822

December 31, 2008
Loan-backed obligations of U.S. government corporations and agencies	7	$1	$—	12	$227	$3
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	2	4	—	—	—	—
Corporate and other bonds	1,773	8,743	1,112	849	4,146	1,138
Mortgage- and asset-backed securities	107	1,149	279	183	1,944	858

Total fixed maturity securities	1,889	$9,897	$1,391	1,044	$6,317	$1,999

As of December 31, 2009, gross unrealized losses on fixed maturity securities in the available-for-sale portfolio totaled $910 million comprising 974 issuers. Of this amount, $822 million, comprised of 627 issuers, was in the greater-than-twelve-month category. The average unrealized loss per security is $0.9 million as of December 31, 2009.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses, continued

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position (in millions):

December 31, 2009	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Large-cap	35	$45	$4	—	$—	$—
Mid-cap	32	12	1	—	—	—
International	—	—	—	—	—	—
REITs	16	4	—	—	—	—
Preferred stock	13	—	—	31	69	22
Other	110	—	22	—	—	—

Total equity securities	206	$61	$27	31	$69	$22

December 31, 2008
Total equity securities	630	$923	$292	21	$78	$52

As of December 31, 2009, gross unrealized losses on equity securities totaled $49 million comprising 237 issuers. Of this amount, $22 million, comprised of 31 issuers, was in the greater-than-twelve-month category.

Thrivent Financial performs periodic evaluations of its securities in accordance with its impairment policy in order to determine whether such securities are other-than-temporarily impaired. This review includes an evaluation of each security issuer’s creditworthiness such as its ability to generate operating cash flow and remain current on all debt obligations as well as any changes in its credit ratings from third party agencies. Thrivent Financial also evaluates the severity and duration of any decline in fair value as another indicator of other-than-temporary impairment. Thrivent Financial takes into consideration the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes in evaluating the potential need to sell securities that are in an unrealized loss position but where there are no other indications of other-than-temporary impairment. Based on the investments within the available-for-sale portfolio, the asset/liability position and the market conditions that existed as of the balance sheet dates, Thrivent Financial has no pending decisions to sell any of the securities within its available-for-sale portfolio, and generally, has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value; however, if a significant change in the capital markets occurs that affects the overall risk profile of its investment strategies, Thrivent Financial may need to update its assessment of its investment holdings. If in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate and church-related properties. Such investments consist of first mortgage liens on completed income-producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31 were as follows (in millions):

	2009	2008
Commercial	$6,562	$6,334
Church	1,024	983
Non-commercial	384	383

	7,970	7,700
Allowance for credit losses	(32)	(11)

Total	$7,938	$7,689

Maximum loan to value ratio for loans
Issued during the year	75%	76%

The changes in the allowance for credit losses for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Allowance for credit losses, beginning of year	$11	$4	$33
Net additions (reductions)	21	7	(29)

Allowance for credit losses, end of year	$32	$11	$4

During 2007, Thrivent Financial updated its methodology for determining its allowance for credit losses. The risk factors associated with various classifications of mortgage loans were revised to reflect more current experience. This change in estimate resulted in a reduction of the allowance of approximately $29 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans; rather, income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $0.1 million, $0.6 million and $0.1 million during the years ended December 31, 2009, 2008 and 2007, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as of December 31 was as follows:

	2009	2008
Geographic Region
Pacific	26%	25%
South Atlantic	19	18
West North Central	13	13
East North Central	13	13
Mountain	10	9
West South Central	9	9
Mid Atlantic	8	9
Other	2	4

Total	100%	100%

The distribution of Thrivent Financial’s mortgage loan investments among various property types as of December 31 was as follows:

	2009	2008
Property Type
Industrial	31%	32%
Office	20	19
Retail	20	19
Church	13	14
Apartments	5	5
Hotels/Motels	3	3
Other	8	8

Total	100%	100%

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefit features of certain variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at market value at each reporting period, and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Credit Default Swaps

Thrivent Financial enters into credit default swaps (“CDS”) to buy loss protection from a counterparty in the event of default of a reference obligation or a reference pool of assets. The CDS swaps the credit risk of certain fixed maturity securities with the credit risk of a basket of U.S. securities and indexes.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed living benefit features of certain variable annuity products. Cash paid for the future contract is recorded in other investments. The future contracts are valued at market value at each reporting period, and the change in the market value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral which it owns. The premium received for these call options is recorded as a liability at market value at each reporting period with the change in market value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended 2009, 2008 and 2007, $5 million, $8 million and $14 million, respectively, was received in call premium.

Options on Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other investments. These embedded derivatives are valued at market value at each reporting period, and the change in market value is recognized in earnings.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

The following table summarizes the carrying values of derivative financial instruments, which equal fair values and are included in other assets on the Consolidated Balance Sheets, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Assets
December 31, 2009	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Credit default swaps	$2	$22	$—	Realized gains and losses
Futures	147	149	(34)	Realized gains and losses
Options on convertible bonds and preferred stocks	263	607	103	Realized gains and losses

Total Assets	$412	$778	$69

	Liabilities
	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Call options	$1	$300	$—	Realized gains and losses
Foreign currency swaps	(15)	102	—	Net investment income

Total Liabilities	$(14)	402	—

	Assets
December 31, 2008	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Foreign currency swaps	$10	$104	$—	Net investment income
Credit default swaps	4	10	7	Realized gains and losses
Futures	149	148	39	Realized gains and losses
Options on convertible bonds and preferred stocks	219	588	(146)	Realized gains and losses

Total	$382	$850	$(100)

	Liabilities
	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Call options	$—	$—	$4	Realized gains and losses

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Investment Income

Investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2009	2008	2007
Fixed maturity securities, available for sale	$1,712	$1,603	$1,616
Equity securities	33	57	71
Mortgage loans	489	498	489
Contract loans	88	87	87
Other invested assets	(45)	112	163

	2,277	2,357	2,426
Investment expenses	34	29	42

Net investment income	$2,243	$2,328	$2,384

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Net gains (losses) on sales:
Fixed maturity securities, available for sale:
Gross gains	$254	$176	$236
Gross losses	(93)	(259)	(200)
Equity securities:
Gross gains	193	101	150
Gross losses	(234)	(310)	(69)
Other	(40)	105	9

	80	(187)	126
Fixed maturity securities, trading	(85)	68	5

Provisions for losses:
Fixed maturity securities, available for sale – credit related losses	(100)	(259)	(41)
Equity securities	(21)	(35)	(2)
Mortgage loans and other invested assets	(60)	(71)	27

	(181)	(365)	(16)

Realized investment (losses) gains, net	$(186)	$(484)	$115

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized Investment Gains and Losses, continued

During 2009, Thrivent Financial recognized other-than-temporary impairments on structured securities totaling $92 million. Based on cash flow analysis of the impaired securities, it was estimated that $50 million of the impairment was credit related and $42 million was related to other factors. The credit related portion of the impairment was recognized as a realized investment loss in the Consolidated Statements of Operations, while the impairment related to other factors was recognized in other comprehensive income. Subsequent to these impairments, there have been no adjustments of the impaired values nor have any of the impaired securities been sold.

During 2008, Thrivent Financial purchased from its affiliated family of mutual funds securities at amortized cost of $23 million. Thrivent Financial subsequently recorded an other-than-temporary impairment of $19 million related to these securities.

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $5.4 billion, $4.9 billion and $8.7 billion for the years ended December 31, 2009, 2008 and 2007, respectively.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) as of December 31 are shown below (in millions):

	2009	2008
Unrealized investment gains (losses)	$701	$(3,317)
Unrealized investment losses on previously impaired structured securities	(48)	—
Deferred acquisition costs adjustment	(57)	539
Deferred income taxes adjustment	(4)	19
Pension liability adjustment	(295)	(273)

Total	$297	$(3,032)

Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Unrealized investment gains and losses arising during the period on securities available for sale	$3,971	$(3,966)	$(120)
Reclassification adjustment for realized gains and losses included in net income	(1)	586	(74)
Change in deferred acquisition costs due to unrealized investment gains and losses	(596)	520	14
Change in deferred income taxes due to unrealized investment gains and losses	(23)	18	(1)
Minimum pension liability adjustment	—	—	(52)
Pension liability adjustment	(22)	(221)	—

Total other comprehensive income (loss)	$3,329	$(3,063)	$(233)

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 3. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Balance at beginning of year	$2,002	$2,133	$2,165
Capitalization of acquisition costs	261	227	211
Acquisition costs amortized	(195)	(358)	(243)

	2,068	2,002	2,133
Adjustment for unrealized investment gains and losses	(57)	539	19

Balance at end of year	$2,011	$2,541	$2,152

Note 4. Property and Equipment

The components of property and equipment as of December 31 were as follows (in millions):

	2009	2008
Buildings	$152	$151
Furniture and equipment	323	276
Other	17	21

	492	448
Accumulated depreciation	(333)	(281)

Property and equipment, net	$159	$167

Depreciation expense for the years ended December 31, 2009, 2008 and 2007, was $53 million, $43 million and $39 million, respectively.

Note 5. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31 is summarized below (in millions):

	2009	2008	2007
Net balance at January 1	$511	$472	$435
Incurred related to:
Current year	237	214	204
Prior years	59	29	28

	296	243	232

Paid related to:
Current year	61	62	64
Prior years	159	142	131

	220	204	195

Net balance at December 31	$587	$511	$472

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Claims Liabilities, continued

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year. During 2009, Thrivent Financial updated its assumptions regarding the ultimate claim termination rates associated with its long-term care business, which resulted in an increase in the claim liability of approximately $36 million.

Note 6. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Direct premiums	$1,460	$1,407	$1,363
Reinsurance ceded	(56)	(52)	(46)

Net premiums	$1,404	$1,355	$1,317

Direct contract charges	$1,339	$1,302	$1,236
Reinsurance ceded	(27)	(32)	(18)

Net contract charges	$1,312	$1,270	$1,218

Reinsurance recoveries	$7	$7	$7

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2009 and 2008, were $165 million and $139 million, respectively.

Four reinsurance companies account for approximately 96% of the reinsurance recoverable at December 31, 2009. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments

Fair Value of Financial Instruments Carried at Fair Value

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

Fixed Maturity Securities

Fair values for fixed maturity securities are primarily based on quoted market prices in active markets, where available, or are estimated using values obtained from independent pricing services which utilize market standard methodologies based on market observable inputs. Fair values for private placement debt securities are determined using internal valuation methodologies that rely primarily on assumptions from similar public debt securities.

Equity Securities

The fair values for investments in equity securities are primarily based on quoted market prices in active markets.

Short-Term Investments

The fair value for short-term investments carried at fair value is based on quoted daily net asset value of the invested funds.

Other Investments

Other investments primarily include derivatives and private equity investments. The fair values of futures and equity options are the closing price of their actively traded exchanges. Bond options and swaps have fair values derived from broker quotes that rely on both observable and unobservable inputs. The fair values of private equity investments are valued primarily using internal valuation methodologies designed for specific asset classes utilizing both income and market based approaches where possible.

Separate Account Assets

The fair values for separate account assets are based on quoted daily net asset values of the funds in which the separate accounts are invested.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

The carrying value and estimated fair value of Thrivent Financial’s financial instruments carried at fair value as of December 31 were as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2009:
Fixed maturity securities:
Loan-backed obligations of U.S. government corporations and agencies	$—	$5,441	$—	$5,441
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	936	18	—	954
Securities issued by foreign governments	—	119	—	119
Corporate debt securities	—	16,737	4,300	21,037
Residential mortgage-backed securities	—	1,404	7	1,411
Commercial mortgage-backed securities	—	1,559	4	1,563
Collateralized debt obligations		—	19	19
Other debt obligations	—	1,227	138	1,365
Equity securities:
Large-cap	322	—	—	322
Mid-cap	108	—	—	108
International	—	85	—	85
REITs	135	—	—	135
Preferred stocks	—	97	—	97
Other	99	151	2	252
Short-term investments	—	221	—	221
Other investments	—	266	1,291	1,557
Assets held in separate accounts	—	11,717	—	11,717

Total	$1,600	$39,042	$5,761	$46,403

Fair Value at December 31, 2008:
Fixed maturity securities	$849	$20,790	$3,933	$25,572
Equity securities	802	167	1	970
Short-term investments	—	1,049	—	1,049
Other investments	4	219	1,205	1,428
Assets held in separate accounts	—	9,282	—	9,282

Total	$1,655	$31,507	$5,139	$38,301

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

For those financial instruments carried on the consolidated balance sheet at fair value and whose fair value is categorized as Level 3, the following table shows the changes in fair value for the years ended December 31 (in millions):

	Balance, January 1, 2009	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales and maturities, net	Transfers in and out of Level 3	Balance, December 31, 2009
Corporate debt securities	$3,755	$—	$674	$(129)	$—	$4,300
Residential mortgage-backed securities	16	(3)	(6)	—	—	7
Commercial mortgage-backed securities	3	—	1	—	—	4
Collateralized debt obligations	20	(19)	20	(2)	—	19
Other debt obligations	139	—	20	(21)	—	138
Other equity securities	1	—	—	2	(1)	2
Other investments	1,205	(97)	(24)	207	—	1,291

Total	$5,139	$(119)	$685	$57	$(1)	$5,761

Amount of gains (losses) recognized in net income attributable to the change in unrealized gains (losses) related to assets still held at December 31, 2009
Other investments						$(27)

Total						$(27)

	Balance, January 1, 2008	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales and maturities, net	Transfers in and out of Level 3	Balance, December 31, 2008
Corporate debt securities	$4,353	$(69)	$(478)	$127	$—	$3,933
Other equity securities	11	(18)	1	7	—	1
Other investments	750	92	5	358	—	1,205

Total	$5,114	$5	$(472)	$492	$—	$5,139

Amount of gains (losses) recognized in net income attributable to the change in unrealized gains (losses) related to assets still held at December 31, 2008
Other investments						$106

Total						$106

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value

The following methods and assumptions were used in estimating fair value disclosures for financial instruments not carried at fair value.

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Other Investments

Other investments not carried at fair value include primarily investments in real estate and real estate joint ventures. The fair values are valued primarily using various market valuation techniques.

Contract Loans

The carrying amounts for these instruments approximate their fair values.

Short-Term Investments

The carrying amounts for short-term investments not carried at fair value approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Policyholder Account Balances

The fair values for investment-type contracts, such as deferred annuities, liabilities related to separate account liabilities, supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

Liabilities Related to Separate Accounts

The carrying amounts for these instruments reflect the amounts in the separate account assets and approximate their fair values.

Other Liabilities

The fair values for deposit type liabilities, such as interest-bearing withdrawal accounts and fixed-rate certificates of deposit, are based on current market interest rates offered for these products.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value, continued

The carrying value and estimated fair value of Thrivent Financial’s financial instruments not carried at fair value as of December 31 were as follows (in millions):

	2009		2008
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Mortgage loans	$7,938	$7,515	$7,689	$7,409
Contract loans	1,263	1,263	1,241	1,241
Short-term investments	377	377	370	370
Other investments	77	112	60	94
Cash and cash equivalents	1,452	1,452	1,130	1,130
Financial Liabilities:
Policyholder account balances	13,640	13,542	12,475	12,700
Separate account liabilities	11,717	11,717	9,282	9,282
Other	479	474	479	480

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Note 8. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2009	2008	2007	2009	2008	2007
Service cost	$16	$16	$16	$3	$3	$3
Interest cost	42	39	36	8	7	6
Expected return on plan assets	(52)	(52)	(49)	—	—	—
Amortization of prior service cost	—	(1)	(1)	(1)	(1)	(1)
Other	—	—	1	2	1	1

Periodic cost	$6	$2	$3	$12	$10	$9

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2009	2008	2009	2008
Change in projected benefit obligation:
Benefit obligation, beginning of year	$637	$638	$125	$115
Service cost	16	16	3	3
Interest cost	42	39	8	7
Actuarial loss (gain)	67	(25)	11	7
Benefits paid	(32)	(31)	(8)	(7)

Benefit obligation, end of year	730	637	139	125

Change in plan assets:
Fair value of plan assets, beginning of year	429	648	—	—
Actual return on plan assets	107	(188)	—	—
Employer contribution	45	—	8	7
Benefits paid	(32)	(31)	(8)	(7)

Fair value of plan assets, end of year	549	429	—	—

Funded status	$(181)	$(208)	$(139)	$(125)

Amounts recognized in accumulated other comprehensive income:
Prior service credit	$(4)	$(5)	$(3)	$(4)
Net loss	250	239	52	43

Total recognized	$246	$234	$49	$39

Accumulated benefit obligation	$676	$584	$139	$125

As of December 31, 2009 and 2008, the accumulated benefit obligation of the retirement plan and of other benefit plans exceeded the fair value of the assets. As a result, a benefit obligation liability was included in other liabilities in the Consolidated Balance Sheets.

Thrivent Financial periodically evaluates the long-term earned rate assumption taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

	Retirement Plan		Other Benefits
	2009	2008	2009	2008
Weighted average assumptions at end of year:
Discount rate	5.95%	6.85%	5.95%	6.85%
Expected return on plan assets	8.50	8.50	n/a	n/a
Rate of compensation increase	3.45	4.35	n/a	n/a

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.5% in 2010, trending down to 5% in 2019. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

2009 total service and interest cost by $1 million and the postretirement health care benefit obligation by $14 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. This subsidy has been taken into consideration in the calculation of the net periodic postretirement benefit costs and the accumulated postretirement benefit obligation.

Estimated benefit payments for the next ten years are as follows: 2010 — $44 million; 2011 — $46 million; 2012 — $49 million; 2013 — $51 million; 2014 — $53 million; and 2015 to 2019 — $307 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Target allocations for plan assets are 60% equity securities and 40% fixed income and other securities. Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

The fair values of the defined benefit plan by asset category as described previously in the fair value footnote are as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2009:
Fixed maturity securities:
Loan-backed obligations of U.S. government corporations and agencies	$—	$52	$—	$52
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	32	—	—	32
Corporate debt securities	—	37	—	37
Residential mortgage-backed securities	—	14	—	14
Commercial mortgage-backed securities	—	14	—	14
Other debt obligations	—	7	—	7
Equity securities:
Large-cap	223	—	—	223
International	—	86	—	86
REITs	46	—	—	46
Preferred stocks	—	2	—	2
Other	39	—	—	39
Short-term investments	1	—	—	1
Cash and cash equivalents	—	41	—	41

Total	$341	$253	$—	$594

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The fair value of defined benefit plan assets as presented in the table above does not include net payables for securities sold and other accrued assets and liabilities in the amount of $45 million.

The minimum pension contribution required for 2010 under ERISA guidelines will be determined in the first quarter of 2010.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees.

For the years ended December 31, 2009, 2008 and 2007, Thrivent Financial contributed $26 million, $24 million and $21 million, respectively, to these plans.

As of December 31, 2009 and 2008, $113 million and $115 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 9. Other Matters

Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2009, Thrivent Financial believes adequate provision has been made for any potential losses that may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates in the amount of $123 million and $150 million as of December 31, 2009 and 2008, respectively. Commitments to purchase other invested assets were $1,852 million and $1,502 million as of December 31, 2009 and 2008, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Other Matters, continued

Commitments and Contingent Liabilities, continued

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions as defined in the agreement occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $8 million, $9 million and $13 million for the years ended December 31, 2009, 2008 and 2007, respectively. Future minimum aggregate rental commitments as of December 31, 2009, for operating leases were as follows: 2010 — $5 million; 2011 — $4 million; 2012 — $3 million; 2013 — $1 million; and 2014 — $0.3 million.

Subsidiary Debt

Thrivent Financial holds a majority-owned subsidiary with $37 million of long-term debt. The debt has no recourse to Thrivent Financial, matures at various dates through 2013 and carries interest rates based on LIBOR plus a spread with a minimum interest rate floor.

Note 10. Synopsis of Statutory Financial Results

The accompanying consolidated financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Non-Admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the Consolidated Balance Sheets.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Consolidated Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results; rather, the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Summarized statutory-basis financial information as of December 31, 2009 and 2008, and for the years ended December 31, 2009, 2008 and 2007, for Thrivent Financial is as follows (in millions):

	2009	2008
Admitted assets	$54,372	$49,470

Liabilities	$50,245	$45,535
Surplus	4,127	3,935

Total liabilities and surplus	$54,372	$49,470

	2009	2008	2007
Gain from operations before net realized capital gains and losses	$275	$102	$348
Net realized capital (losses) gains	(293)	(417)	43

Net (loss) income	(18)	(315)	391
Total other changes	210	(184)	(74)

Net change in unassigned surplus	$192	$(499)	$317

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account A (the Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, as of December 31, 2009, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Annuity Account A at December 31, 2009, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 19, 2010

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities

As of December 31, 2009	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Assets:
Series funds, at fair value	$45,944,322	$154,315,353	$254,715,564	$96,032,444

Total Assets	45,944,322	154,315,353	254,715,564	96,032,444

Total Liabilities	—	—	—	—

Net Assets	$45,944,322	$154,315,353	$254,715,564	$96,032,444

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$45,944,322	$154,315,353	$254,715,564	$96,032,444

Net Assets	$45,944,322	$154,315,353	$254,715,564	$96,032,444

Accumulation units outstanding	4,173,891	13,844,240	22,493,141	8,425,879
Unit value (accumulation)	$11.01	$11.14	$11.32	$11.40
Deathclaim units	—	2,728	—	610
Deathclaim unit value	$10.39	$10.66	$10.97	$11.17

Series funds, at cost	$50,140,876	$169,443,873	$269,549,109	$97,435,028
Series funds shares owned	4,308,479	14,399,656	23,538,787	8,802,725

As of December 31, 2009	Partner Technology Subaccount	Partner Healthcare Subaccount	Partner Natural Resources Subaccount	Partner Emerging Markets Subaccount
Assets:
Series funds, at fair value	$4,242,528	$1,190,209	$1,916,739	$1,599,642

Total Assets	4,242,528	1,190,209	1,916,739	1,599,642

Total Liabilities	—	—	—	—

Net Assets	$4,242,528	$1,190,209	$1,916,739	$1,599,642

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$4,242,528	$1,190,209	$1,916,739	$1,599,642

Net Assets	$4,242,528	$1,190,209	$1,916,739	$1,599,642

Accumulation units outstanding	645,045	109,635	237,609	165,737
Unit value (accumulation)	$6.58	$10.86	$8.07	$9.65
Deathclaim units	—	—	—	—
Deathclaim unit value	$9.41	$10.91	$8.11	$9.70

Series funds, at cost	$4,757,126	$1,033,092	$1,775,932	$1,340,165
Series funds shares owned	745,546	107,468	232,976	164,554

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities, continued

As of December 31, 2009	Real Estate Securities Subaccount	Partner Utilities Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount
Assets:
Series funds, at fair value	$9,572,931	$489,542	$1,892,606	$6,517,717

Total Assets	9,572,931	489,542	1,892,606	6,517,717

Total Liabilities	—	—	—	—

Net Assets	$9,572,931	$489,542	$1,892,606	$6,517,717

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$9,572,931	$489,542	$1,892,606	$6,517,717

Net Assets	$9,572,931	$489,542	$1,892,606	$6,517,717

Accumulation units outstanding	577,988	63,375	183,315	341,704
Unit value (accumulation)	$16.56	$7.72	$10.32	$19.07
Deathclaim units	54	—	—	—
Deathclaim unit value	$9.22	$7.76	$9.43	$11.36

Series funds, at cost	$11,983,718	$481,860	$2,080,808	$6,371,460
Series funds shares owned	820,464	63,072	188,789	418,231

As of December 31, 2009	Small Cap Stock Subaccount	Small Cap Index Subaccount	Mid Cap Growth II Subaccount	Mid Cap Growth Subaccount
Assets:
Series funds, at fair value	$17,478,867	$126,911,007	$1,229,815	$6,440,753

Total Assets	17,478,867	126,911,007	1,229,815	6,440,753

Total Liabilities	—	—	—	—

Net Assets	$17,478,867	$126,911,007	$1,229,815	$6,440,753

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$17,478,867	$126,911,007	$1,229,815	$6,440,753

Net Assets	$17,478,867	$126,911,007	$1,229,815	$6,440,753

Accumulation units outstanding	1,349,468	4,613,161	99,409	467,264
Unit value (accumulation)	$12.95	$27.51	$12.37	$13.78
Deathclaim units	1,024	4,938	—	—
Deathclaim unit value	$9.12	$9.81	$11.32	$11.78

Series funds, at cost	$19,814,548	$162,189,946	$1,204,819	$6,537,299
Series funds shares owned	1,725,830	12,011,150	145,828	446,760

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities, continued

As of December 31, 2009	Partner Mid Cap Value Subaccount	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner Worldwide Allocation Subaccount
Assets:
Series funds, at fair value	$1,475,940	$19,548,153	$15,188,754	$2,731,960

Total Assets	1,475,940	19,548,153	15,188,754	2,731,960

Total Liabilities	—	—	—	—

Net Assets	$1,475,940	$19,548,153	$15,188,754	$2,731,960

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$1,475,940	$19,548,153	$15,188,754	$2,731,960

Net Assets	$1,475,940	$19,548,153	$15,188,754	$2,731,960

Accumulation units outstanding	132,123	1,604,769	1,076,940	347,862
Unit value (accumulation)	$11.17	$12.17	$14.09	$7.85
Deathclaim units	—	1,234	1,463	—
Deathclaim unit value	$10.36	$10.09	$10.51	$7.89

Series funds, at cost	$1,425,004	$20,263,295	$16,300,766	$2,544,050
Series funds shares owned	136,464	1,994,872	1,464,866	348,682

As of December 31, 2009	Partner International Stock Subaccount	Partner Socially Responsible Stock Subaccount	Partner All Cap Growth Subaccount	Partner All Cap Value Subaccount
Assets:
Series funds, at fair value	$36,712,600	$213,239	$564,564	$218,354

Total Assets	36,712,600	213,239	564,564	218,354

Total Liabilities	—	—	—	—

Net Assets	$36,712,600	$213,239	$564,564	$218,354

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$36,712,600	$213,239	$564,564	$218,354

Net Assets	$36,712,600	$213,239	$564,564	$218,354

Accumulation units outstanding	2,331,365	24,689	71,780	28,307
Unit value (accumulation)	$15.74	$8.64	$7.87	$7.71
Deathclaim units	2,573	—	—	—
Deathclaim unit value	$10.41	$8.68	$7.90	$7.75

Series funds, at cost	$41,211,065	$203,489	$523,498	$191,724
Series funds shares owned	3,674,236	24,346	70,293	28,541

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities, continued

As of December 31, 2009	Partner All Cap Subaccount	Large Cap Growth II Subaccount	Large Cap Growth Subaccount	Partner Growth Stock Subaccount
Assets:
Series funds, at fair value	$3,895,506	$694,597	$17,207,184	$3,470,388

Total Assets	3,895,506	694,597	17,207,184	3,470,388

Total Liabilities	—	—	—	—

Net Assets	$3,895,506	$694,597	$17,207,184	$3,470,388

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$3,895,506	$694,597	$17,207,184	$3,470,388

Net Assets	$3,895,506	$694,597	$17,207,184	$3,470,388

Accumulation units outstanding	384,209	66,909	1,554,104	293,573
Unit value (accumulation)	$10.14	$10.38	$11.07	$11.82
Deathclaim units	—	—	484	112
Deathclaim unit value	$10.51	$10.16	$10.28	$10.39

Series funds, at cost	$4,828,286	$859,189	$15,588,432	$3,728,899
Series funds shares owned	504,031	94,827	1,117,444	349,419

As of December 31, 2009	Large Cap Value Subaccount	Large Cap Stock Subaccount	Large Cap Index Subaccount	Equity Income Plus Subaccount
Assets:
Series funds, at fair value	$19,806,706	$32,422,766	$190,939,093	$397,100

Total Assets	19,806,706	32,422,766	190,939,093	397,100

Total Liabilities	—	—	—	—

Net Assets	$19,806,706	$32,422,766	$190,939,093	$397,100

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$19,806,706	$32,422,766	$190,939,093	$397,100

Net Assets	$19,806,706	$32,422,766	$190,939,093	$397,100

Accumulation units outstanding	1,414,411	3,848,329	8,852,248	49,355
Unit value (accumulation)	$14.00	$8.42	$21.56	$8.05
Deathclaim units	465	1,836	9,255	—
Deathclaim unit value	$10.00	$9.58	$9.66	$8.09

Series funds, at cost	$19,728,905	$36,267,190	$232,633,471	$404,274
Series funds shares owned	2,052,679	4,197,122	12,117,962	50,210

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities, continued

As of December 31, 2009	Balanced Subaccount	High Yield Subaccount	Diversified Income Plus Subaccount	Partner Socially Responsible Bond Subaccount
Assets:
Series funds, at fair value	$186,553,564	$9,540,137	$13,101,486	$189,618

Total Assets	186,553,564	9,540,137	13,101,486	189,618

Total Liabilities	—	—	—	—

Net Assets	$186,553,564	$9,540,137	$13,101,486	$189,618

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$186,553,564	$9,540,137	$13,101,486	$189,618

Net Assets	$186,553,564	$9,540,137	$13,101,486	$189,618

Accumulation units outstanding	9,057,566	621,702	1,009,689	16,989
Unit value (accumulation)	$20.59	$15.35	$12.97	$11.16
Deathclaim units	6,344	—	1,058	—
Deathclaim unit value	$10.49	$12.55	$11.28	$11.22

Series funds, at cost	$200,564,085	$9,778,946	$14,371,255	$188,559
Series funds shares owned	13,884,399	2,092,594	2,135,114	18,653

As of December 31, 2009	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount
Assets:
Series funds, at fair value	$12,850,306	$42,389,896	$18,521,737	$2,377,437

Total Assets	12,850,306	42,389,896	18,521,737	2,377,437

Total Liabilities	—	—	—	—

Net Assets	$12,850,306	$42,389,896	$18,521,737	$2,377,437

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$12,850,306	$42,389,896	$18,521,737	$2,377,437

Net Assets	$12,850,306	$42,389,896	$18,521,737	$2,377,437

Accumulation units outstanding	986,679	2,300,468	1,554,494	202,336
Unit value (accumulation)	$13.02	$18.41	$11.91	$11.75
Deathclaim units	—	2,502	—	—
Deathclaim unit value	$11.47	$11.45	$11.20	$11.42

Series funds, at cost	$13,249,645	$42,856,197	$18,954,878	$2,412,950
Series funds shares owned	1,369,005	4,184,260	1,925,316	247,045

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities, continued

As of December 31, 2009	Money Market Subaccount
Assets:
Series funds, at fair value	$25,442,444

Total Assets	25,442,444

Total Liabilities	—

Net Assets	$25,442,444

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$25,442,444

Net Assets	$25,442,444

Accumulation units outstanding	23,238,433
Unit value (accumulation)	$1.09
Deathclaim units	—
Deathclaim unit value	$1.10

Series funds, at cost	$25,442,444
Series funds shares owned	25,442,444

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Operations

For the year ended December 31, 2009	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Dividends	$1,706,707	$6,403,795	$10,544,043	$3,456,854
Mortality & expense risk charges	(483,217)	(1,638,711)	(2,747,808)	(1,028,898)

Net investment income (loss)	1,223,490	4,765,084	7,796,235	2,427,956

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(1,649,355)	(4,080,245)	(5,207,545)	(1,588,796)
Capital gain distributions	15,072	—	—	—
Change in unrealized appreciation (depreciation) of investments	10,757,463	33,037,768	48,021,782	15,171,730

Net gain (loss) on investments	9,123,180	28,957,523	42,814,237	13,582,934

Net increase (decrease) in net assets resulting from operations	$10,346,670	$33,722,607	$50,610,472	$16,010,890

For the year ended December 31, 2009	Partner Technology Subaccount	Partner Healthcare Subaccount	Partner Natural Resources Subaccount	Partner Emerging Markets Subaccount
Dividends	$—	$130	$—	$7,032
Mortality & expense risk charges	(42,546)	(11,781)	(14,342)	(9,162)

Net investment income (loss)	(42,546)	(11,651)	(14,342)	(2,130)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(285,986)	(7,605)	(71,796)	27,387
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	1,818,433	227,941	457,152	326,380

Net gain (loss) on investments	1,532,447	220,336	385,356	353,767

Net increase (decrease) in net assets resulting from operations	$1,489,901	$208,685	$371,014	$351,637

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Operations, continued

For the year ended December 31, 2009	Real Estate Securities Subaccount	Partner Utilities Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount
Dividends	$318,093	$—	$1,399	$46,327
Mortality & expense risk charges	(96,616)	(4,637)	(19,638)	(68,310)

Net investment income (loss)	221,477	(4,637)	(18,239)	(21,983)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(1,539,085)	(19,654)	(217,525)	(590,642)
Capital gain distributions	—	—	—	4,935
Change in unrealized appreciation (depreciation) of investments	3,221,735	72,607	682,564	1,988,982

Net gain (loss) on investments	1,682,650	52,953	465,039	1,403,275

Net increase (decrease) in net assets resulting from operations	$1,904,127	$48,316	$446,800	$1,381,292

For the year ended December 31, 2009	Small Cap Stock Subaccount	Small Cap Index Subaccount	Mid Cap Growth II Subaccount	Mid Cap Growth Subaccount
Dividends	$145,882	$2,245,366	$20	$900
Mortality & expense risk charges	(197,926)	(1,408,964)	(13,360)	(65,163)

Net investment income (loss)	(52,044)	836,402	(13,340)	(64,263)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(1,137,017)	(9,866,496)	(140,028)	(506,665)
Capital gain distributions	—	19,605,760	—	—
Change in unrealized appreciation (depreciation) of investments	3,890,126	13,440,783	563,718	2,597,564

Net gain (loss) on investments	2,753,109	23,180,047	423,690	2,090,899

Net increase (decrease) in net assets resulting from operations	$2,701,065	$24,016,449	$410,350	$2,026,636

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Operations, continued

For the year ended December 31, 2009	Partner Mid Cap Value Subaccount	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner Worldwide Allocation Subaccount
Dividends	$12,612	$99,240	$258,487	$35,163
Mortality & expense risk charges	(14,408)	(218,569)	(167,342)	(21,644)

Net investment income (loss)	(1,796)	(119,329)	91,145	13,519

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(74,244)	(1,061,946)	(927,423)	(24,550)
Capital gain distributions	—	—	872,434	—
Change in unrealized appreciation (depreciation) of investments	404,308	6,729,335	3,993,782	510,240

Net gain (loss) on investments	330,064	5,667,389	3,938,793	485,690

Net increase (decrease) in net assets resulting from operations	$328,268	$5,548,060	$4,029,938	$499,209

For the year ended December 31, 2009	Partner International Stock Subaccount	Partner Socially Responsible Stock Subaccount	Partner All Cap Growth Subaccount	Partner All Cap Value Subaccount
Dividends	$763,871	$870	$—	$2,239
Mortality & expense risk charges	(421,067)	(1,787)	(2,865)	(1,795)

Net investment income (loss)	342,804	(917)	(2,865)	444

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(2,761,067)	(1,318)	3,489	(10,858)
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	9,292,606	46,013	93,349	57,054

Net gain (loss) on investments	6,531,539	44,695	96,838	46,196

Net increase (decrease) in net assets resulting from operations	$6,874,343	$43,778	$93,973	$46,640

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Operations, continued

For the year ended December 31, 2009	Partner All Cap Subaccount	Large Cap Growth II Subaccount	Large Cap Growth Subaccount	Partner Growth Stock Subaccount
Dividends	$45,228	$3,502	$114,397	$9,360
Mortality & expense risk charges	(43,077)	(8,498)	(187,565)	(38,273)

Net investment income (loss)	2,151	(4,996)	(73,168)	(28,913)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(551,245)	(141,499)	(581,057)	(289,722)
Capital gain distributions	—	71,980	—	—
Change in unrealized appreciation (depreciation) of investments	1,351,913	287,273	5,613,270	1,381,339

Net gain (loss) on investments	800,668	217,754	5,032,213	1,091,617

Net increase (decrease) in net assets resulting from operations	$802,819	$212,758	$4,959,045	$1,062,704

For the year ended December 31, 2009	Large Cap Value Subaccount	Large Cap Stock Subaccount	Large Cap Index Subaccount	Equity Income Plus Subaccount
Dividends	$325,885	$281,100	$5,354,461	$6,558
Mortality & expense risk charges	(222,939)	(372,788)	(2,159,707)	(2,398)

Net investment income (loss)	102,946	(91,688)	3,194,754	4,160

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(755,191)	(2,418,174)	(13,816,023)	(3,317)
Capital gain distributions	—	—	9,788,692	—
Change in unrealized appreciation (depreciation) of investments	3,735,091	9,340,223	38,849,179	30,869

Net gain (loss) on investments	2,979,900	6,922,049	34,821,848	27,552

Net increase (decrease) in net assets resulting from operations	$3,082,846	$6,830,361	$38,016,602	$31,712

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Operations, continued

For the year ended December 31, 2009	Balanced Subaccount	High Yield Subaccount	Diversified Income Plus Subaccount	Partner Socially Responsible Bond Subaccount
Dividends	$7,771,627	$735,363	$934,964	$5,233
Mortality & expense risk charges	(2,205,351)	(101,045)	(149,362)	(1,918)

Net investment income (loss)	5,566,276	634,318	785,602	3,315

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(8,115,545)	(313,398)	(922,915)	(1,043)
Capital gain distributions	2,790,533	—	—	13,234
Change in unrealized appreciation (depreciation) of investments	31,763,604	2,442,171	3,367,973	808

Net gain (loss) on investments	26,438,592	2,128,773	2,445,058	12,999

Net increase (decrease) in net assets resulting from operations	$32,004,868	$2,763,091	$3,230,660	$16,314

For the year ended December 31, 2009	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount
Dividends	$691,493	$1,757,833	$685,819	$81,168
Mortality & expense risk charges	(150,028)	(551,639)	(207,343)	(28,557)

Net investment income (loss)	541,465	1,206,194	478,476	52,611

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(512,517)	(619,472)	(395,024)	(80,635)
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	2,110,694	2,304,639	1,850,469	263,195

Net gain (loss) on investments	1,598,177	1,685,167	1,455,445	182,560

Net increase (decrease) in net assets resulting from operations	$2,139,642	$2,891,361	$1,933,921	$235,171

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Operations, continued

For the year ended December 31, 2009	Money Market Subaccount
Dividends	$190,807
Mortality & expense risk charges	(468,012)

Net investment income (loss)	(277,205)

Net Realized and Unrealized Gain (Loss) on investments:
Net realized gains (loss) on investments	—
Capital gain distributions	—
Change in unrealized appreciation (depreciation) of investments	—

Net gain (loss) on investments	0

Net increase (decrease) in net assets resulting from operations	$(277,205)

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets

	Aggressive Allocation Subaccount		Moderately Aggressive Allocation Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$1,223,490	$123,436	$4,765,084	$1,211,256
Net realized gains (loss) on investments	(1,634,283)	568,221	(4,080,245)	1,715,490
Change in net unrealized appreciation (depreciation) on investments	10,757,463	(21,928,426)	33,037,768	(66,485,377)

Net Change in Net Assets from Operations	10,346,670	(21,236,769)	33,722,607	(63,558,631)

Unit Transactions:
Proceeds from units issued	1,681,454	2,173,694	4,489,137	5,192,482
Death benefits	(21,554)	(334,778)	(1,100,431)	(499,733)
Surrenders and terminations	(2,115,470)	(3,095,008)	(7,380,812)	(10,366,850)
Administrative charges	(2,371)	(2,148)	(4,122)	(3,800)
Transfers between subaccounts	984,940	3,553,111	3,257,526	10,698,302

Net Change in Net Assets from Unit Transactions	526,999	2,294,871	(738,702)	5,020,401

Net Change in Net Assets	10,873,669	(18,941,898)	32,983,905	(58,538,230)

Net Assets Beginning of Period	35,070,653	54,012,551	121,331,448	179,869,678

Net Assets End of Period	$45,944,322	$35,070,653	$154,315,353	$121,331,448

[1]	Certain subaccounts commenced during 2008 as disclosed in the accompany notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Moderate Allocation Subaccount		Moderately Conservative Allocation Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$7,796,235	$3,078,966	$2,427,956	$1,286,194
Net realized gains (loss) on investments	(5,207,545)	1,379,965	(1,588,796)	(500,449)
Change in net unrealized appreciation (depreciation) on investments	48,021,782	(88,314,892)	15,171,730	(22,532,312)

Net Change in Net Assets from Operations	50,610,472	(83,855,961)	16,010,890	(21,746,567)

Unit Transactions:
Proceeds from units issued	7,012,040	9,753,639	3,211,497	4,005,043
Death benefits	(1,731,442)	(1,568,383)	(906,772)	(436,000)
Surrenders and terminations	(16,769,858)	(29,252,489)	(8,012,803)	(13,443,301)
Administrative charges	(5,714)	(5,187)	(2,320)	(2,225)
Transfers between subaccounts	10,720,615	30,459,945	9,930,985	16,426,847

Net Change in Net Assets from Unit Transactions	(774,359)	9,387,525	4,220,587	6,550,364

Net Change in Net Assets	49,836,113	(74,468,436)	20,231,477	(15,196,203)

Net Assets Beginning of Period	204,879,451	279,347,887	75,800,967	90,997,170

Net Assets End of Period	$254,715,564	$204,879,451	$96,032,444	$75,800,967

[1]	Certain subaccounts commenced during 2008 as disclosed in the accompany notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Partner Technology Subaccount		Partner Healthcare Subaccount		Partner Natural Resources Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(42,546)	$(59,430)	$(11,651)	$(2,931)	$(14,342)	$(4,196)
Net realized gains (loss) on investments	(285,986)	552,878	(7,605)	(20,975)	(71,796)	(91,669)
Change in net unrealized appreciation (depreciation) on investments	1,818,433	(3,450,296)	227,941	(70,824)	457,152	(316,345)

Net Change in Net Assets from Operations	1,489,901	(2,956,848)	208,685	(94,730)	371,014	(412,210)

Unit Transactions:
Proceeds from units issued	161,686	153,740	31,915	40,896	63,730	79,469
Death benefits	(13,939)	(25,089)	—	—	—	—
Surrenders and terminations	(216,938)	(657,562)	(48,528)	(26,623)	(237,485)	(18,116)
Administrative charges	(522)	(719)	(29)	(7)	(47)	(26)
Transfers between subaccounts	39,864	(667,420)	324,780	753,850	1,110,396	960,014

Net Change in Net Assets from Unit Transactions	(29,849)	(1,197,050)	308,138	768,116	936,594	1,021,341

Net Change in Net Assets	1,460,052	(4,153,898)	516,823	673,386	1,307,608	609,131

Net Assets Beginning of Period	2,782,476	6,936,374	673,386	—	609,131	—

Net Assets End of Period	$4,242,528	$2,782,476	$1,190,209	$673,386	$1,916,739	$609,131

[1]	Certain subaccounts commenced during 2008 as disclosed in the accompany notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Partner Emerging Markets Subaccount		Real Estate Securities Subaccount		Partner Utilities Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(2,130)	$510	$221,477	$698,562	$(4,637)	$2,922
Net realized gains (loss) on investments	27,387	(28,147)	(1,539,085)	1,373,636	(19,654)	(21,841)
Change in net unrealized appreciation (depreciation) on investments	326,380	(66,903)	3,221,735	(7,782,673)	72,607	(64,925)

Net Change in Net Assets from Operations	351,637	(94,540)	1,904,127	(5,710,475)	48,316	(83,844)

Unit Transactions:
Proceeds from units issued	100,608	21,486	257,088	488,073	35,154	3,622
Death benefits	—	—	(104,977)	(109,327)	—	—
Surrenders and terminations	(96,183)	(11,798)	(472,250)	(1,542,868)	(18,462)	(10,928)
Administrative charges	(11)	(1)	(289)	(405)	(10)	(1)
Transfers between subaccounts	1,066,066	262,378	(883,463)	(3,479,060)	133,553	382,142

Net Change in Net Assets from Unit Transactions	1,070,480	272,065	(1,203,891)	(4,643,587)	150,235	374,835

Net Change in Net Assets	1,422,117	177,525	700,236	(10,354,062)	198,551	290,991

Net Assets Beginning of Period	177,525	—	8,872,695	19,226,757	290,991	—

Net Assets End of Period	$1,599,642	$177,525	$9,572,931	$8,872,695	$489,542	$290,991

[1]	Certain subaccounts commenced during 2008 as disclosed in the accompany notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Partner Small Cap Growth Subaccount		Partner Small Cap Value Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(18,239)	$(30,551)	$(21,983)	$(2,749)
Net realized gains (loss) on investments	(217,525)	123,178	(585,707)	546,902
Change in net unrealized appreciation (depreciation) on investments	682,564	(1,433,967)	1,988,982	(2,851,884)

Net Change in Net Assets from Operations	446,800	(1,341,340)	1,381,292	(2,307,731)

Unit Transactions:
Proceeds from units issued	153,297	38,690	345,085	152,071
Death benefits	(26,700)	(9,826)	(39,570)	(11,350)
Surrenders and terminations	(107,097)	(323,369)	(410,093)	(792,855)
Administrative charges	(80)	(99)	(276)	(246)
Transfers between subaccounts	(137,672)	(223,288)	(244,016)	(106,032)

Net Change in Net Assets from Unit Transactions	(118,252)	(517,892)	(348,870)	(758,412)

Net Change in Net Assets	328,548	(1,859,232)	1,032,422	(3,066,143)

Net Assets Beginning of Period	1,564,058	3,423,290	5,485,295	8,551,438

Net Assets End of Period	$1,892,606	$1,564,058	$6,517,717	$5,485,295

[1]	Certain subaccounts commenced during 2008 as disclosed in the accompany notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Small Cap Stock Subaccount		Small Cap Index Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(52,044)	$(68,790)	$836,402	$(130,073)
Net realized gains (loss) on investments	(1,137,017)	3,485,329	9,739,264	36,686,892
Change in net unrealized appreciation (depreciation) on investments	3,890,126	(15,226,099)	13,440,783	(98,404,530)

Net Change in Net Assets from Operations	2,701,065	(11,809,560)	24,016,449	(61,847,711)

Unit Transactions:
Proceeds from units issued	425,105	797,019	2,476,321	3,968,394
Death benefits	(174,348)	(126,789)	(1,018,101)	(1,158,179)
Surrenders and terminations	(1,045,058)	(2,500,410)	(6,743,998)	(16,778,360)
Administrative charges	(1,019)	(1,253)	(15,126)	(16,810)
Transfers between subaccounts	(1,454,241)	(4,266,488)	(12,190,500)	(23,385,609)

Net Change in Net Assets from Unit Transactions	(2,249,561)	(6,097,921)	(17,491,404)	(37,370,564)

Net Change in Net Assets	451,504	(17,907,481)	6,525,045	(99,218,275)

Net Assets Beginning of Period	17,027,363	34,934,844	120,385,962	219,604,237

Net Assets End of Period	$17,478,867	$17,027,363	$126,911,007	$120,385,962

[1]	Certain subaccounts commenced during 2008 as disclosed in the accompany notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Mid Cap Growth II Subaccount		Mid Cap Growth Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(13,340)	$(16,776)	$(64,263)	$(13,562)
Net realized gains (loss) on investments	(140,028)	202,906	(506,665)	1,590,958
Change in net unrealized appreciation (depreciation) on investments	563,718	(1,077,260)	2,597,564	(5,520,439)

Net Change in Net Assets from Operations	410,350	(891,130)	2,026,636	(3,943,043)

Unit Transactions:
Proceeds from units issued	55,302	30,265	364,341	164,958
Death benefits	(706)	(26,387)	(218,760)	(35,728)
Surrenders and terminations	(49,957)	(252,002)	(446,471)	(898,701)
Administrative charges	(95)	(104)	(257)	(252)
Transfers between subaccounts	(120,228)	(433,476)	(32,675)	(1,122,225)

Net Change in Net Assets from Unit Transactions	(115,684)	(681,704)	(333,822)	(1,891,948)

Net Change in Net Assets	294,666	(1,572,834)	1,692,814	(5,834,991)

Net Assets Beginning of Period	935,149	2,507,983	4,747,939	10,582,930

Net Assets End of Period	$1,229,815	$935,149	$6,440,753	$4,747,939

[1]	Certain subaccounts commenced during 2008 as disclosed in the accompany notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Partner Mid Cap Value Subaccount		Mid Cap Stock Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(1,796)	$2,825	$(119,329)	$(39,132)
Net realized gains (loss) on investments	(74,244)	(171,261)	(1,061,946)	2,302,451
Change in net unrealized appreciation (depreciation) on investments	404,308	(432,028)	6,729,335	(15,689,804)

Net Change in Net Assets from Operations	328,268	(600,464)	5,548,060	(13,426,485)

Unit Transactions:
Proceeds from units issued	169,116	36,097	501,564	526,429
Death benefits	(50,328)	(230)	(167,030)	(140,152)
Surrenders and terminations	(102,692)	(174,763)	(1,194,343)	(2,589,274)
Administrative charges	(10)	(37)	(909)	(985)
Transfers between subaccounts	153,725	(301,424)	(2,000,392)	(4,338,619)

Net Change in Net Assets from Unit Transactions	169,811	(440,357)	(2,861,110)	(6,542,601)

Net Change in Net Assets	498,079	(1,040,821)	2,686,950	(19,969,086)

Net Assets Beginning of Period	977,861	2,018,682	16,861,203	36,830,289

Net Assets End of Period	$1,475,940	$977,861	$19,548,153	$16,861,203

[1]	Certain subaccounts commenced during 2008 as disclosed in the accompany notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Mid Cap Index Subaccount		Partner Worldwide Allocation Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$91,145	$30,503	$13,519	$5,201
Net realized gains (loss) on investments	(54,989)	3,075,676	(24,550)	(35,356)
Change in net unrealized appreciation (depreciation) on investments	3,993,782	(11,776,739)	510,240	(322,329)

Net Change in Net Assets from Operations	4,029,938	(8,670,560)	499,209	(352,484)

Unit Transactions:
Proceeds from units issued	319,387	435,605	120,212	68,037
Death benefits	(167,740)	(82,696)	(4,058)	—
Surrenders and terminations	(1,058,397)	(1,870,417)	(143,132)	(37,274)
Administrative charges	(517)	(584)	(6)	(3)
Transfers between subaccounts	(1,179,472)	(3,076,365)	1,174,679	1,406,780

Net Change in Net Assets from Unit Transactions	(2,086,739)	(4,594,457)	1,147,695	1,437,540

Net Change in Net Assets	1,943,199	(13,265,017)	1,646,904	1,085,056

Net Assets Beginning of Period	13,245,555	26,510,572	1,085,056	—

Net Assets End of Period	$15,188,754	$13,245,555	$2,731,960	$1,085,056

[1]	Certain subaccounts commenced during 2008 as disclosed in the accompany notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Partner International Stock Subaccount		Partner Socially Responsible Stock Subaccount		Partner All Cap Growth Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$342,804	$2,075,878	$(917)	$(213)	$(2,865)	$(786)
Net realized gains (loss) on investments	(2,761,067)	11,099,812	(1,318)	(7,219)	3,489	(20,723)
Change in net unrealized appreciation (depreciation) on investments	9,292,606	(42,704,756)	46,013	(36,262)	93,349	(52,284)

Net Change in Net Assets from Operations	6,874,343	(29,529,066)	43,778	(43,694)	93,973	(73,793)

Unit Transactions:
Proceeds from units issued	858,541	1,345,895	18,668	7,708	26,197	14,901
Death benefits	(446,533)	(502,494)	—	—	—	—
Surrenders and terminations	(2,655,756)	(6,330,950)	—	—	(1,564)	(14,736)
Administrative charges	(1,898)	(2,521)	(11)	—	—	—
Transfers between subaccounts	(4,217,209)	(10,084,916)	43,314	143,476	361,357	158,229

Net Change in Net Assets from Unit Transactions	(6,462,855)	(15,574,986)	61,971	151,184	385,990	158,394

Net Change in Net Assets	411,488	(45,104,052)	105,749	107,490	479,963	84,601

Net Assets Beginning of Period	36,301,112	81,405,164	107,490	—	84,601	—

Net Assets End of Period	$36,712,600	$36,301,112	$213,239	$107,490	$564,564	$84,601

[1]	Certain subaccounts commenced during 2008 as disclosed in the accompany notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Partner All Cap Value Subaccount		Partner All Cap Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$444	$894	$2,151	$(31,572)
Net realized gains (loss) on investments	(10,858)	(23,114)	(551,245)	879,526
Change in net unrealized appreciation (depreciation) on investments	57,054	(30,424)	1,351,913	(4,088,419)

Net Change in Net Assets from Operations	46,640	(52,644)	802,819	(3,240,465)

Unit Transactions:
Proceeds from units issued	9,975	22,898	157,178	153,978
Death benefits	—	—	(13,230)	(22,466)
Surrenders and terminations	(9,494)	(162)	(258,671)	(544,050)
Administrative charges	—	—	(180)	(162)
Transfers between subaccounts	93,885	107,256	(454,266)	(510,763)

Net Change in Net Assets from Unit Transactions	94,366	129,992	(569,169)	(923,463)

Net Change in Net Assets	141,006	77,348	233,650	(4,163,928)

Net Assets Beginning of Period	77,348	—	3,661,856	7,825,784

Net Assets End of Period	$218,354	$77,348	$3,895,506	$3,661,856

[1]	Certain subaccounts commenced during 2008 as disclosed in the accompany notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Large Cap Growth II Subaccount		Large Cap Growth Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(4,996)	$(7,912)	$(73,168)	$(42,713)
Net realized gains (loss) on investments	(69,519)	139,855	(581,057)	433,950
Change in net unrealized appreciation (depreciation) on investments	287,273	(793,048)	5,613,270	(12,743,687)

Net Change in Net Assets from Operations	212,758	(661,105)	4,959,045	(12,352,450)

Unit Transactions:
Proceeds from units issued	7,698	43,955	693,860	633,748
Death benefits	(17,877)	(28,297)	(165,895)	(81,643)
Surrenders and terminations	(134,717)	(170,023)	(1,234,489)	(2,419,079)
Administrative charges	(51)	(55)	(549)	(613)
Transfers between subaccounts	(100,410)	(201,242)	(1,644,536)	(2,305,884)

Net Change in Net Assets from Unit Transactions	(245,357)	(355,662)	(2,351,609)	(4,173,471)

Net Change in Net Assets	(32,599)	(1,016,767)	2,607,436	(16,525,921)

Net Assets Beginning of Period	727,196	1,743,963	14,599,748	31,125,669

Net Assets End of Period	$694,597	$727,196	$17,207,184	$14,599,748

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Partner Growth Stock Subaccount		Large Cap Value Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(28,913)	$(24,407)	$102,946	$645,612
Net realized gains (loss) on investments	(289,722)	426,393	(755,191)	2,121,155
Change in net unrealized appreciation (depreciation) on investments	1,381,339	(3,115,611)	3,735,091	(14,131,425)

Net Change in Net Assets from Operations	1,062,704	(2,713,625)	3,082,846	(11,364,658)

Unit Transactions:
Proceeds from units issued	81,804	87,098	414,483	681,777
Death benefits	(54,494)	(61,760)	(300,876)	(171,857)
Surrenders and terminations	(195,911)	(594,548)	(1,208,431)	(2,836,328)
Administrative charges	(96)	(141)	(591)	(694)
Transfers between subaccounts	(382,552)	(1,160,583)	(1,222,514)	(3,777,153)

Net Change in Net Assets from Unit Transactions	(551,249)	(1,729,934)	(2,317,929)	(6,104,255)

Net Change in Net Assets	511,455	(4,443,559)	764,917	(17,468,913)

Net Assets Beginning of Period	2,958,933	7,402,492	19,041,789	36,510,702

Net Assets End of Period	$3,470,388	$2,958,933	$19,806,706	$19,041,789

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Large Cap Stock Subaccount		Large Cap Index Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(91,688)	$807,703	$3,194,754	$2,942,062
Net realized gains (loss) on investments	(2,418,174)	3,889,491	(4,027,331)	30,864,847
Change in net unrealized appreciation (depreciation) on investments	9,340,223	(26,639,496)	38,849,179	(156,238,822)

Net Change in Net Assets from Operations	6,830,361	(21,942,302)	38,016,602	(122,431,913)

Unit Transactions:
Proceeds from units issued	842,704	1,297,012	5,526,428	7,540,362
Death benefits	(392,323)	(235,902)	(1,979,830)	(2,567,418)
Surrenders and terminations	(2,440,168)	(5,262,445)	(11,149,090)	(27,985,378)
Administrative charges	(2,022)	(2,225)	(22,294)	(26,663)
Transfers between subaccounts	(3,606,629)	(7,558,686)	(20,324,566)	(38,167,631)

Net Change in Net Assets from Unit Transactions	(5,598,438)	(11,762,246)	(27,949,352)	(61,206,728)

Net Change in Net Assets	1,231,923	(33,704,548)	10,067,250	(183,638,641)

Net Assets Beginning of Period	31,190,843	64,895,391	180,871,843	364,510,484

Net Assets End of Period	$32,422,766	$31,190,843	$190,939,093	$180,871,843

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Equity Income Plus Subaccount		Balanced Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$4,160	$2,063	$5,566,276	$6,491,922
Net realized gains (loss) on investments	(3,317)	(3,223)	(5,325,012)	8,895,963
Change in net unrealized appreciation (depreciation) on investments	30,869	(38,043)	31,763,604	(93,652,222)

Net Change in Net Assets from Operations	31,712	(39,203)	32,004,868	(78,264,337)

Unit Transactions:
Proceeds from units issued	49,657	9,352	3,889,287	5,900,043
Death benefits	—	—	(3,742,516)	(5,706,727)
Surrenders and terminations	(2,869)	(9,328)	(13,019,138)	(30,534,808)
Administrative charges	—	(2)	(15,865)	(17,668)
Transfers between subaccounts	182,321	175,460	(18,864,717)	(33,997,407)

Net Change in Net Assets from Unit Transactions	229,109	175,482	(31,752,949)	(64,356,567)

Net Change in Net Assets	260,821	136,279	251,919	(142,620,904)

Net Assets Beginning of Period	136,279	—	186,301,645	328,922,549

Net Assets End of Period	$397,100	$136,279	$186,553,564	$186,301,645

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	High Yield Subaccount		Diversified Income Plus Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$634,318	$652,383	$785,602	$936,810
Net realized gains (loss) on investments	(313,398)	(345,055)	(922,915)	(788,992)
Change in net unrealized appreciation (depreciation) on investments	2,442,171	(2,236,655)	3,367,973	(4,557,421)

Net Change in Net Assets from Operations	2,763,091	(1,929,327)	3,230,660	(4,409,603)

Unit Transactions:
Proceeds from units issued	354,344	168,376	270,500	452,287
Death benefits	(55,539)	(35,473)	(378,683)	(149,966)
Surrenders and terminations	(681,903)	(1,035,862)	(1,089,393)	(2,405,343)
Administrative charges	(261)	(233)	(545)	(550)
Transfers between subaccounts	781,431	(927,161)	(1,054,151)	(4,364,342)

Net Change in Net Assets from Unit Transactions	398,072	(1,830,353)	(2,252,272)	(6,467,914)

Net Change in Net Assets	3,161,163	(3,759,680)	978,388	(10,877,517)

Net Assets Beginning of Period	6,378,974	10,138,654	12,123,098	23,000,615

Net Assets End of Period	$9,540,137	$6,378,974	$13,101,486	$12,123,098

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Partner Socially Responsible Bond Subaccount		Income Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$3,315	$1,126	$541,465	$672,166
Net realized gains (loss) on investments	12,191	(59)	(512,517)	(412,000)
Change in net unrealized appreciation (depreciation) on investments	808	251	2,110,694	(2,102,945)

Net Change in Net Assets from Operations	16,314	1,318	2,139,642	(1,842,779)

Unit Transactions:
Proceeds from units issued	1,381	553	551,591	522,075
Death benefits	—	—	(166,049)	(187,329)
Surrenders and terminations	(127,745)	—	(1,285,019)	(1,425,308)
Administrative charges	(14)	—	(251)	(240)
Transfers between subaccounts	214,916	82,895	(697,884)	(1,252,994)

Net Change in Net Assets from Unit Transactions	88,538	83,448	(1,597,612)	(2,343,796)

Net Change in Net Assets	104,852	84,766	542,030	(4,186,575)

Net Assets Beginning of Period	84,766	—	12,308,276	16,494,851

Net Assets End of Period	$189,618	$84,766	$12,850,306	$12,308,276

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Bond Index Subaccount		Limited Maturity Bond Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$1,206,194	$2,071,861	$478,476	$658,615
Net realized gains (loss) on investments	(619,472)	(587,525)	(395,024)	(437,757)
Change in net unrealized appreciation (depreciation) on investments	2,304,639	(2,784,539)	1,850,469	(1,736,044)

Net Change in Net Assets from Operations	2,891,361	(1,300,203)	1,933,921	(1,515,186)

Unit Transactions:
Proceeds from units issued	1,013,290	1,217,232	642,907	580,907
Death benefits	(890,883)	(715,697)	(326,830)	(220,789)
Surrenders and terminations	(4,612,393)	(6,792,250)	(2,855,118)	(2,590,452)
Administrative charges	(2,199)	(2,245)	(415)	(371)
Transfers between subaccounts	(5,389,807)	(6,431,052)	2,723,350	(1,936,259)

Net Change in Net Assets from Unit Transactions	(9,881,992)	(12,724,012)	183,894	(4,166,964)

Net Change in Net Assets	(6,990,631)	(14,024,215)	2,117,815	(5,682,150)

Net Assets Beginning of Period	49,380,527	63,404,742	16,403,922	22,086,072

Net Assets End of Period	$42,389,896	$49,380,527	$18,521,737	$16,403,922

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes in Net Assets, continued

	Mortgage Securities Subaccount		Money Market Subaccount
For the years ended, except as indicated[1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$52,611	$110,145	$(277,205)	$667,568
Net realized gains (loss) on investments	(80,635)	(84,384)	—	—
Change in net unrealized appreciation (depreciation) on investments	263,195	(227,405)	—	—

Net Change in Net Assets from Operations	235,171	(201,644)	(277,205)	667,568

Unit Transactions:
Proceeds from units issued	31,424	45,947	6,220,923	6,825,748
Death benefits	(92,120)	(12,953)	(112,752)	(366,191)
Surrenders and terminations	(236,784)	(402,142)	(12,685,957)	(15,607,979)
Administrative charges	(53)	(64)	(2,342)	(1,825)
Transfers between subaccounts	(203,396)	(678,612)	(15,286,584)	23,076,401

Net Change in Net Assets from Unit Transactions	(500,929)	(1,047,824)	(21,866,712)	13,926,154

Net Change in Net Assets	(265,758)	(1,249,468)	(22,143,917)	14,593,722

Net Assets Beginning of Period	2,643,195	3,892,663	47,586,361	32,992,639

Net Assets End of Period	$2,377,437	$2,643,195	$25,442,444	$47,586,361

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements

As of December 31, 2009

(1) Organization

The Thrivent Variable Annuity Account A (the Variable Account), is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 41 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation (d)	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation (d)	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation (d)	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation (d)	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Partner Technology (a)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare (b)	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Partner Natural Resources (b)	Thrivent Series Fund, Inc. — Partner Natural Resources Portfolio
Partner Emerging Markets (b)	Thrivent Series Fund, Inc. — Partner Emerging Markets Portfolio
Real Estate Securities (g)	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Utilities (b)	Thrivent Series Fund, Inc. — Partner Utilities Portfolio
Partner Small Cap Growth (l)	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value (g)	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth II (l)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio II
Mid Cap Growth (l)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio (f)
Partner Mid Cap Value (d)	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (b)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner International Stock (g)	Thrivent Series Fund, Inc. — Partner International Stock Portfolio (e)
Partner Socially Responsible Stock (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Stock Portfolio
Partner All Cap Growth (b)	Thrivent Series Fund, Inc. — Partner All Cap Growth Portfolio
Partner All Cap Value (b)	Thrivent Series Fund, Inc. — Partner All Cap Value Portfolio
Partner All Cap (l)	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth II (l)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio II
Large Cap Growth (l)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio (i)
Partner Growth Stock (l)	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio (j)
Large Cap Stock	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Equity Income Plus (b)	Thrivent Series Fund, Inc. — Equity Income Plus Portfolio
Balanced	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield (l)	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus (c)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(1) Organization, continued

Subaccount	Series
Partner Socially Responsible Bond (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Bond Portfolio
Income (l)	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond (l)	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities (g)	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market (h)	Thrivent Series Fund, Inc. — Money Market Portfolio (k)

(a)	Formerly known as Technology, name change effective June 30, 2009
(b)	Since inception, April 30, 2008
(c)	Formerly known as High Yield II, name change effective June 30, 2006
(d)	Since inception, April 29, 2005
(e)	Aid Association for Lutherans (AAL) Series Fund, Inc. — International Portfolio merged into the Thrivent Series Fund, Inc. — Partner International Stock Portfolio as of April 30, 2004.
(f)	Lutheran Brotherhood (LB) Series Fund, Inc. — Opportunity Growth Portfolio merged into the Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio as of April 30, 2004.
(g)	Since inception, April 30, 2003
(h)	Since inception, April 25, 2003
(i)	AAL Series Fund, Inc. — Aggressive Growth Portfolio merged into the Thrivent Series Fund, Inc. — Large Cap Growth Portfolio as of April 25, 2003.
(j)	AAL Series Fund, Inc. — Equity Income Portfolio merged into the Thrivent Series Fund, Inc. — Large Cap Value Portfolio as of April 25, 2003.
(k)	AAL Series Fund, Inc. — Money Market Portfolio merged into the Thrivent Series Fund, Inc. — Money Market Portfolio as of April 25, 2003.
(l)	Since inception, April 30, 2002

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) Significant Accounting Policies

Valuation of Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(2) Significant Accounting Policies, continued

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.

Death Claims

Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits. Prior to October 2005, amounts payable for death benefits were transferred to the general account upon election of the first beneficiary, pending instructions from the other beneficiaries for disbursement.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In 2008, Thrivent Financial adopted new guidance for measuring fair value, which expanded disclosures about fair value measurements. Under this standard fair value is based on an exit price model, whereby value is determined based on a price that would be paid or received to settle a financial instrument. Thrivent Financial adopted the provisions of this standard as of January 1, 2008 and the adoption did not have a significant impact on the consolidated financial statements

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.

Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.

Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for separate account assets are based on the quoted daily net asset values of the funds in which the separate accounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated the Variable Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

(3) Expense Charges

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(3) Expense Charges, continued

A contract maintenance charge of $25 per contract year is deducted to reimburse Thrivent Financial for administrative expenses related to the contract. This fee is waived if the sum of the total net premiums are $1,500 or more at the end of the contract year or at surrender. A surrender charge is imposed in the event of a full or partial surrender in excess of 10% of the accumulated value during the first seven contract years. The withdrawal and surrender charges are deducted by redeeming units of the subaccounts of the Variable Account.

The contract owner may make twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $10 transfer charge. Transfers from the fixed account are not allowed.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract. The charge is based on the average daily net assets of the Variable Account and is equal to annual rate of 1.25% during accumulation period of the contract and 0.95% while the contract is pending payout due to a death claim.

Additionally, during the year ended December 31, 2009, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Partner Technology	0.75%
Partner Healthcare	0.95%
Partner Natural Resources	0.75%
Partner Emerging Markets	1.20%
Real Estate Securities	0.80%
Partner Utilities	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth II	0.90%
Mid Cap Growth	0.40%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner Worldwide Allocation	0.90%
Partner International Stock	0.85%
Partner Socially Responsible Stock	0.80%
Partner All Cap Growth	0.95%
Partner All Cap Value	0.75%
Partner All Cap	0.95%
Large Cap Growth II	0.80%
Large Cap Growth	0.40%

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(3) Expense Charges, continued

Subaccount	% of Average Net Assets
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Cap Index	0.35%
Equity Income Plus	0.65%
Balanced	0.35%
High Yield	0.40%
Diversified Income Plus	0.40%
Partner Socially Responsible Bond	0.70%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

(4) Unit Activity

Transactions in units (including transfers among subaccounts) were as follows:

	Aggressive Allocation	Moderately Aggressive Allocation	Moderate Allocation	Moderately Conservative Allocation	Partner Technology	Partner Healthcare
Units Outstanding at December 31, 2007	3,923,524	13,607,590	22,060,049	7,575,440	832,222	—
Units Issued	957,485	2,221,431	4,663,390	2,488,287	102,994	98,264
Units Redeemed	(771,013)	(1,872,671)	(4,051,297)	(2,014,653)	(281,016)	(22,407)

Units Outstanding at December 31, 2008	4,109,996	13,956,350	22,672,142	8,049,074	654,200	75,857
Units Issued	721,588	1,781,814	3,041,248	1,880,990	125,398	85,447
Units Redeemed	(657,693)	(1,891,196)	(3,220,249)	(1,503,575)	(134,553)	(51,669)

Units Outstanding at December 31, 2009	4,173,891	13,846,968	22,493,141	8,426,489	645,045	109,635

	Partner Natural Resources	Partner Emerging Markets	Real Estate Securities	Partner Utilities	Partner Small Cap Growth	Partner Small Cap Value
Units Outstanding at December 31, 2007	—	—	917,246	—	247,369	415,424
Units Issued	169,664	44,614	89,033	54,655	49,842	134,409
Units Redeemed	(62,487)	(12,880)	(322,968)	(12,989)	(95,607)	(179,953)

Units Outstanding at December 31, 2008	107,177	31,734	683,311	41,666	201,604	369,880
Units Issued	234,983	175,637	111,477	41,932	51,118	122,365
Units Redeemed	(104,551)	(41,634)	(216,746)	(20,223)	(69,407)	(150,541)

Units Outstanding at December 31, 2009	237,609	165,737	578,042	63,375	183,315	341,704

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(4) Unit Activity, continued

	Small Cap Stock	Small Cap Index	Mid Cap Growth II	Mid Cap Growth	Partner Mid Cap Value	Mid Cap Stock
Units Outstanding at December 31, 2007	1,979,673	6,736,311	169,259	665,404	151,476	2,431,721
Units Issued	97,450	254,444	10,460	104,285	70,030	112,761
Units Redeemed	(513,053)	(1,568,784)	(68,259)	(256,219)	(107,014)	(641,681)

Units Outstanding at December 31, 2008	1,564,070	5,421,971	111,460	513,470	114,492	1,902,801
Units Issued	132,563	268,348	41,086	128,340	66,922	141,661
Units Redeemed	(346,141)	(1,072,220)	(53,137)	(174,546)	(49,291)	(438,459)

Units Outstanding at December 31, 2009	1,350,492	4,618,099	99,409	467,264	132,123	1,606,003

	Mid Cap Index	Partner Worldwide Allocation	Partner International Stock	Partner Socially Responsible Stock	Partner All Cap Growth	Partner All Cap Value
Units Outstanding at December 31, 2007	1,598,260	—	3,712,207	—	—	—
Units Issued	98,447	206,089	159,514	20,550	22,317	27,900
Units Redeemed	(427,301)	(26,434)	(1,027,253)	(3,878)	(6,349)	(13,917)

Units Outstanding at December 31, 2008	1,269,406	179,655	2,844,468	16,672	15,968	13,983
Units Issued	104,500	225,159	179,664	8,485	70,381	24,950
Units Redeemed	(295,503)	(56,952)	(690,194)	(468)	(14,569)	(10,626)

Units Outstanding at December 31, 2009	1,078,403	347,862	2,333,938	24,689	71,780	28,307

Transactions in units (including transfers among subaccounts) were as follows:

	Partner All Cap	Large Cap Growth II	Large Cap Growth	Partner Growth Stock	Large Cap Value	Large Cap Stock
Units Outstanding at December 31, 2007	552,178	133,007	2,249,130	506,210	2,022,809	5,975,643
Units Issued	117,142	29,849	239,569	38,914	160,316	256,394
Units Redeemed	(211,047)	(66,112)	(646,772)	(191,076)	(556,123)	(1,565,179)

Units Outstanding at December 31, 2008	458,273	96,744	1,841,927	354,048	1,627,002	4,666,858
Units Issued	53,792	7,814	170,553	33,255	156,549	289,630
Units Redeemed	(127,856)	(37,649)	(457,892)	(93,618)	(368,675)	(1,106,323)

Units Outstanding at December 31, 2009	384,209	66,909	1,554,588	293,685	1,414,876	3,850,165

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(4) Unit Activity, continued

	Large Cap Index	Equity Income Plus	Balanced	High Yield	Diversified Income Plus	Partner Socially Responsible Bond
Units Outstanding at December 31, 2007	13,096,489	—	14,053,691	729,904	1,767,346	—
Units Issued	605,106	22,581	804,604	69,334	91,883	8,798
Units Redeemed	(3,230,708)	(3,064)	(3,970,255)	(210,158)	(629,084)	(473)

Units Outstanding at December 31, 2008	10,470,887	19,517	10,888,040	589,080	1,230,145	8,325
Units Issued	562,091	34,925	629,741	217,790	120,457	22,342
Units Redeemed	(2,171,475)	(5,087)	(2,453,871)	(185,168)	(339,855)	(13,678)

Units Outstanding at December 31, 2009	8,861,503	49,355	9,063,910	621,702	1,010,747	16,989

	Income	Bond Index	Limited Maturity Bond	Mortgage Securities	Money Market
Units Outstanding at December 31, 2007	1,335,849	3,614,197	1,928,543	347,057	30,389,712
Units Issued	218,024	358,419	268,767	31,552	40,038,669
Units Redeemed	(421,533)	(1,096,207)	(646,300)	(127,520)	(27,317,359)

Units Outstanding at December 31, 2008	1,132,340	2,876,409	1,551,010	251,089	43,111,022
Units Issued	192,576	195,460	515,756	31,434	15,745,352
Units Redeemed	(338,237)	(768,899)	(512,272)	(80,187)	(35,617,941)

Units Outstanding at December 31, 2009	986,679	2,302,970	1,554,494	202,336	23,238,433

(5) Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2009 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$6,913,897	$5,148,336
Moderately Aggressive Allocation	16,602,709	12,576,327
Moderate Allocation	28,049,071	21,027,195
Moderately Conservative Allocation	17,144,394	10,495,851
Partner Technology	578,350	650,744
Partner Healthcare	740,133	443,646
Partner Natural Resources	1,550,765	628,512
Partner Emerging Markets	1,314,740	246,389
Real Estate Securities	1,094,943	2,077,357
Partner Utilities	280,379	134,781
Partner Small Cap Growth	349,492	485,984

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(5) Purchases and Sales of Investments, continued

Subaccount	Purchases	Sales
Partner Small Cap Value	$1,531,297	$1,897,214
Small Cap Stock	770,533	3,072,138
Small Cap Index	22,884,032	19,933,273
Mid Cap Growth II	386,512	515,535
Mid Cap Growth	1,036,779	1,434,864
Partner Mid Cap Value	547,826	379,811
Mid Cap Stock	630,395	3,610,834
Mid Cap Index	1,663,807	2,786,968
Partner Worldwide Allocation	1,427,017	265,803
Partner International Stock	1,324,699	7,444,750
Partner Socially Responsible Stock	65,541	4,487
Partner All Cap Growth	490,774	107,649
Partner All Cap Value	157,792	62,982
Partner All Cap	394,264	961,281
Large Cap Growth II	125,123	303,496
Large Cap Growth	846,602	3,271,379
Partner Growth Stock	189,119	769,282
Large Cap Value	1,063,946	3,278,929
Large Cap Stock	1,010,869	6,700,994
Large Cap Index	16,081,178	31,047,084
Equity Income Plus	264,316	31,047
Balanced	11,996,509	35,392,648
High Yield	2,921,487	1,889,097
Diversified Income Plus	1,699,888	3,166,559
Partner Socially Responsible Bond	251,506	146,420
Income	2,274,011	3,330,157
Bond Index	3,001,229	11,677,027
Limited Maturity Bond	5,327,785	4,665,415
Mortgage Securities	321,421	769,739
Money Market	11,683,065	33,826,981

(6) Unit Values

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2009, except as indicated in Note 1, follows:

Subaccount	2009	2008	2007	2006	2005
Aggressive Allocation
Units	4,173,891	4,109,996	3,920,801	3,335,701	847,328
Unit value	$11.01	$8.53	$13.77	$12.75	$11.35
Deathclaim units	—	—	2,723	—	—
Deathclaim unit value	$10.39	$8.03	$12.91	$11.92	$10.58
Net assets	$45,944,322	$35,070,653	$54,012,551	$42,535,734	$9,616,510
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	4.41%	1.52%	0.59%	0.00%	0.10%
Total return (c)	29.00-29.39%	(38.02)-(37.83)%	7.96-8.29%	12.33-12.67%	13.49%

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Moderately Aggressive Allocation
Units	13,844,240	13,943,317	13,607,590	9,514,376	2,511,526
Unit value	$11.14	$8.69	$13.22	$12.42	$11.12
Deathclaim units	2,728	13,033	—	—	—
Deathclaim unit value	$10.66	$8.29	$12.57	$11.77	$10.51
Net assets	$154,315,353	$121,331,448	$179,869,678	$118,197,885	$27,923,672
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	4.88%	2.02%	0.82%	0.00%	0.46%
Total return (c)	28.19-28.57%	(34.23)-(34.03)%	6.40-6.72%	11.69-11.99%	11.18%

Moderate Allocation
Units	22,493,141	22,665,975	22,059,878	15,121,832	5,132,804
Unit value	$11.32	$9.04	$12.66	$12.01	$10.91
Deathclaim units	—	6,167	172	4,497	—
Deathclaim unit value	$10.97	$8.73	$12.20	$11.53	$10.44
Net assets	$254,715,564	$204,879,451	$279,347,887	$181,660,942	$55,973,596
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	4.79%	2.45%	1.17%	0.00%	0.85%
Total return (c)	25.31-25.69%	(28.64)-(28.42)%	5.44-5.76%	10.08-10.44%	9.05%

Moderately Conservative Allocation
Units	8,425,879	8,030,818	7,575,440	4,950,992	1,946,966
Unit value	$11.40	$9.42	$12.01	$11.52	$10.65
Deathclaim units	610	18,256	—	5,222	—
Deathclaim unit value	$11.17	$9.20	$11.70	$11.19	$10.31
Net assets	$96,032,444	$75,800,967	$90,997,170	$57,079,230	$20,732,986
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	4.20%	2.66%	1.56%	0.00%	1.34%
Total return (c)	21.01-21.37%	(21.60)-(21.36)%	4.30-4.61%	8.17-8.53%	6.49%

Partner Technology
Units	645,045	654,200	832,213	980,758	1,191,892
Unit value	$6.58	$4.25	$8.33	$7.60	$7.45
Deathclaim units	—	—	9	—	—
Deathclaim unit value	$9.41	$6.07	$11.86	$10.78	$10.54
Net assets	$4,242,528	$2,782,476	$6,936,374	$7,452,603	$8,880,776
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.32%
Total return (c)	54.64-55.10%	(48.97)-(48.81)%	9.68-10.02%	2.01-2.28%	2.44%

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Partner Healthcare
Units	109,635	75,857
Unit value	$10.86	$8.88
Deathclaim units	—	—
Deathclaim unit value	$10.91	$8.90
Net assets	$1,190,209	$673,386
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.01%	0.13%
Total return (c)	22.29-22.66%	(11.23)-(11.05)%

Partner Natural Resources
Units	237,609	107,177
Unit value	$8.07	$5.68
Deathclaim units	—	—
Deathclaim unit value	$8.11	$5.69
Net assets	$1,916,739	$609,131
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.00%	0.13%
Total return (c)	41.94-42.36%	(43.17)-(43.05)%

Partner Emerging Markets
Units	165,737	31,734
Unit value	$9.65	$5.59
Deathclaim units	—	—
Deathclaim unit value	$9.70	$5.61
Net assets	$1,599,642	$177,525
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.95%	1.22%
Total return (c)	72.53-73.05%	(44.06)-(43.94)%

Real Estate Securities
Units	577,988	682,498	917,107	1,346,857	1,539,493
Unit value	$16.56	$12.99	$20.96	$25.52	$19.25
Deathclaim units	54	813	139	3,939	—
Deathclaim unit value	$9.22	$7.21	$11.60	$14.08	$10.59
Net assets	$9,572,931	$8,872,695	$19,226,757	$34,422,375	$29,641,034
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	4.12%	6.02%	1.39%	1.42%	1.27%
Total return (c)	27.48-27.86%	(38.02)-(37.84)%	(17.85)-(17.60)%	32.57-32.96%	11.85%

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Partner Utilities
Units	63,375	41,666
Unit value	$7.72	$6.98
Deathclaim units	—	—
Deathclaim unit value	$7.76	$7.00
Net assets	$489,542	$290,991
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.00%	2.25%
Total return (c)	10.61-10.94%	(30.16)-(30.02)%

Partner Small Cap Growth
Units	183,315	201,604	247,369	272,682	289,865
Unit value	$10.32	$7.76	$13.84	$12.91	$11.61
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$9.43	$7.06	$12.56	$11.68	$10.48
Net assets	$1,892,606	$1,564,058	$3,423,290	$3,521,338	$3,366,446
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.09%	0.01%	0.00%	0.00%	0.00%
Total return (c)	33.08-33.48%	(43.94)-(43.77)%	7.16-7.49%	11.20-11.45%	2.67%

Partner Small Cap Value
Units	341,704	369,880	415,425	506,440	541,054
Unit value	$19.07	$14.83	$20.58	$21.06	$17.55
Deathclaim units	—	—	—	1,136	—
Deathclaim unit value	$11.36	$8.81	$12.19	$12.44	$10.33
Net assets	$6,517,717	$5,485,295	$8,551,438	$10,680,604	$9,497,044
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.85%	1.22%	0.35%	0.20%	0.26%
Total return (c)	28.62-29.01%	(27.96)-(27.74)%	(2.27)-(1.97)%	20.00-20.43%	3.57%

Small Cap Stock
Units	1,349,468	1,563,005	1,979,646	2,460,808	2,929,904
Unit value	$12.95	$10.89	$17.65	$16.84	$15.11
Deathclaim units	1,024	1,065	27	1,498	—
Deathclaim unit value	$9.12	$7.65	$12.36	$11.76	$10.33
Net assets	$17,478,867	$17,027,363	$34,934,844	$41,448,838	$44,282,913
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.92%	0.99%	0.28%	0.12%	0.04%
Total return (c)	18.89-19.25%	(38.30)-(38.11)%	4.81-5.13%	11.45-13.84%	7.46%

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Small Cap Index
Units	4,613,161	5,413,678	6,719,469	8,402,879	10,613,795
Unit value	$27.51	$22.23	$32.66	$33.24	$29.34
Deathclaim units	4,938	8,293	16,842	14,271	3,195
Deathclaim unit value	$9.81	$7.91	$11.58	$11.75	$10.34
Net assets	$126,911,007	$120,385,962	$219,604,237	$279,435,118	$311,381,563
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.99%	1.18%	0.63%	0.74%	0.70%
Total return (c)	23.74-24.11%	(31.93)-(31.73)%	(1.75)-(1.45)%	13.29-13.64%	6.00%

Mid Cap Growth II
Units	99,409	111,460	167,639	181,323	248,273
Unit value	$12.37	$8.39	$14.83	$12.54	$11.69
Deathclaim units	—	—	1,620	—	—
Deathclaim unit value	$11.32	$7.66	$13.49	$11.37	$10.57
Net assets	$1,229,815	$935,149	$2,507,983	$2,272,984	$2,901,745
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.00%	0.28%	0.44%	0.19%	0.00%
Total return (c)	47.45-47.89%	(43.43)-(43.26)%	18.31-18.66%	7.27-7.57%	9.84%

Mid Cap Growth
Units	467,264	513,470	665,404	699,321	886,809
Unit value	$13.78	$9.25	$15.90	$13.43	$12.52
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$11.78	$7.88	$13.51	$11.37	$10.57
Net assets	$6,440,753	$4,747,939	$10,582,930	$9,392,242	$11,101,622
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.02%	1.09%	0.40%	0.11%	0.00%
Total return (c)	49.07-49.52%	(41.86)-(41.69)%	18.42-18.78%	7.27-7.57%	9.89%

Partner Mid Cap Value
Units	132,123	113,244	151,476	103,615	57,431
Unit value	$11.17	$8.55	$13.33	$13.08	$11.45
Deathclaim units	—	1,248	—	—	—
Deathclaim unit value	$10.36	$7.91	$12.29	$12.03	$10.49
Net assets	$1,475,940	$977,861	$2,018,682	$1,355,577	$657,435
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.09%	1.46%	0.00%	1.04%	0.73%
Total return (c)	30.69-31.08%	(35.86)-(35.67)%	1.86-2.17%	14.24-14.68%	14.47%

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Mid Cap Stock
Units	1,604,769	1,902,000	2,430,401	3,010,840	3,395,373
Unit value	$12.17	$8.86	$15.15	$14.51	$12.96
Deathclaim units	1,234	801	1,320	1,038	—
Deathclaim unit value	$10.09	$7.32	$12.47	$11.92	$10.61
Net assets	$19,548,153	$16,861,203	$36,830,289	$43,705,233	$43,993,138
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.57%	1.11%	0.83%	0.37%	0.18%
Total return (c)	37.37-37.78%	(41.49)-(41.32)%	4.38-4.69%	11.96-12.35%	14.93%

Mid Cap Index
Units	1,076,940	1,268,280	1,597,649	1,931,548	2,376,690
Unit value	$14.09	$10.44	$16.59	$15.61	$14.39
Deathclaim units	1,463	1,126	611	2,409	1,733
Deathclaim unit value	$10.51	$7.76	$12.30	$11.54	$10.61
Net assets	$15,188,754	$13,245,555	$26,510,572	$30,176,470	$34,225,502
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.93%	1.41%	0.97%	1.00%	0.53%
Total return (c)	35.00-35.40%	(37.09)-(36.90)%	6.28-6.60%	8.48-8.77%	10.95%

Partner Worldwide Allocation
Units	347,862	179,655
Unit value	$7.85	$6.04
Deathclaim units	—	—
Deathclaim unit value	$7.89	$6.05
Net assets	$2,731,960	$1,085,056
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	2.02%	1.59%
Total return (c)	30.03-30.42%	(39.60)-(39.48)%

Partner International Stock
Units	2,331,365	2,840,640	3,700,516	4,425,333	5,184,009
Unit value	$15.74	$12.77	$21.95	$20.11	$16.75
Deathclaim units	2,573	3,828	11,691	2,383	2,016
Deathclaim unit value	$10.41	$8.42	$14.43	$13.18	$10.95
Net assets	$36,712,600	$36,301,112	$81,405,164	$89,005,721	$86,879,092
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	2.27%	4.79%	1.36%	1.46%	1.08%
Total return (c)	23.25-23.62%	(41.84)-(41.66)%	9.19-9.52%	20.06-20.37%	12.30%

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Partner Socially Responsible Stock
Units	24,689	16,672
Unit value	$8.64	$6.45
Deathclaim units	—	—
Deathclaim unit value	$8.68	$6.46
Net assets	$213,239	$107,490
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.61%	0.49%
Total return (c)	33.97-34.37%	(35.53)-(35.40)%

Partner All Cap Growth
Units	71,780	15,968
Unit value	$7.87	$5.30
Deathclaim units	—	—
Deathclaim unit value	$7.90	$5.31
Net assets	$564,564	$84,601
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.00%	0.00%
Total return (c)	48.45-48.90%	(47.02)-(46.91)%

Partner All Cap Value
Units	28,307	13,983
Unit value	$7.71	$5.53
Deathclaim units	—	—
Deathclaim unit value	$7.75	$5.54
Net assets	$218,354	$77,348
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.55%	2.20%
Total return (c)	39.45-39.87%	(44.68)-(44.57)%

Partner All Cap
Units	384,209	458,273	552,178	538,856	442,864
Unit value	$10.14	$7.99	$14.17	$11.92	$10.46
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$10.51	$8.26	$14.61	$12.25	$10.71
Net assets	$3,895,506	$3,661,856	$7,825,784	$6,425,071	$4,630,290
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.31%	0.73%	0.45%	0.41%	0.44%
Total return (c)	26.89-27.27%	(43.62)-(43.45)%	18.86-19.22%	13.96-14.38%	16.87%

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Large Cap Growth II
Units	66,909	94,857	133,007	156,087	205,582
Unit value	$10.38	$7.52	$13.11	$11.40	$10.81
Deathclaim units	—	1,887	—	—	—
Deathclaim unit value	$10.16	$7.34	$12.76	$11.06	$10.46
Net assets	$694,597	$727,196	$1,743,963	$1,779,401	$2,222,372
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.51%	0.66%	0.59%	0.60%	0.83%
Total return (c)	38.05-38.46%	(42.65)-(42.47)%	15.02-15.36%	5.46-5.74%	5.75%

Large Cap Growth
Units	1,554,104	1,841,595	2,248,941	2,636,189	3,021,160
Unit value	$11.07	$7.93	$13.84	$12.00	$11.39
Deathclaim units	484	332	189	667	—
Deathclaim unit value	$10.28	$7.34	$12.78	$11.05	$10.45
Net assets	$17,207,184	$14,599,748	$31,125,669	$31,651,149	$34,405,884
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.76%	1.08%	1.05%	0.51%	0.67%
Total return (c)	39.65-40.06%	(42.72)-(42.55)%	15.29-15.64%	5.36-5.74%	5.69%

Partner Growth Stock
Units	293,573	353,937	505,798	561,077	635,347
Unit value	$11.82	$8.36	$14.62	$13.55	$12.13
Deathclaim units	112	111	412	—	—
Deathclaim unit value	$10.39	$7.32	$12.78	$11.81	$10.53
Net assets	$3,470,388	$2,958,933	$7,402,492	$7,604,369	$7,704,393
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.31%	0.80%	0.53%	0.20%	0.48%
Total return (c)	41.39-41.82%	(42.85)-(42.68)%	7.91-8.23%	11.71-12.16%	5.01%

Large Cap Value
Units	1,414,411	1,625,962	2,022,795	2,438,435	2,714,707
Unit value	$14.00	$11.71	$18.05	$17.46	$14.89
Deathclaim units	465	1,040	14	1,255	—
Deathclaim unit value	$10.00	$8.33	$12.81	$12.35	$10.50
Net assets	$19,806,706	$19,041,789	$36,510,702	$42,589,133	$40,422,085
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.83%	3.57%	1.22%	1.15%	1.06%
Total return (c)	19.60-19.96%	(35.15)-(34.95)%	3.38-3.69%	17.26-17.62%	5.69%

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Large Cap Stock
Units	3,848,329	4,664,029	5,974,210	7,661,740	10,009,996
Unit value	$8.42	$6.68	$10.86	$10.22	$9.25
Deathclaim units	1,836	2,829	1,433	3,250	—
Deathclaim unit value	$9.58	$7.58	$12.28	$11.53	$10.40
Net assets	$32,422,766	$31,190,843	$64,895,391	$78,362,994	$92,555,412
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.94%	2.93%	1.13%	0.81%	0.92%
Total return (c)	26.00-26.38%	(38.46)-(38.27)%	6.23-6.55%	10.49-10.87%	4.01%

Large Cap Index
Units	8,852,248	10,444,136	13,075,057	16,233,831	21,250,376
Unit value	$21.56	$17.30	$27.86	$26.82	$23.55
Deathclaim units	9,255	26,751	21,432	31,912	—
Deathclaim unit value	$9.66	$7.73	$12.41	$11.91	$10.42
Net assets	$190,939,093	$180,871,843	$364,510,484	$435,827,020	$500,332,702
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	3.10%	2.33%	1.68%	1.71%	1.66%
Total return (c)	24.63-25.01%	(37.90)-(37.72)%	3.86-4.17%	13.89-14.30%	3.46%

Equity Income Plus
Units	49,355	19,517
Unit value	$8.05	$6.98
Deathclaim units	—	—
Deathclaim unit value	$8.09	$7.00
Net assets	$397,100	$136,279
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	3.40%	2.86%
Total return (c)	15.23-15.57%	(30.17)-(30.03)%

Balanced
Units	9,057,566	10,873,416	14,000,333	17,359,420	23,116,515
Unit value	$20.59	$17.12	$23.45	$22.51	$20.46
Deathclaim units	6,344	14,624	53,358	40,918	14,771
Deathclaim unit value	$10.49	$8.70	$11.87	$11.37	$10.30
Net assets	$186,553,564	$186,301,645	$328,922,549	$391,285,935	$473,145,629
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	4.41%	3.75%	3.09%	3.00%	2.69%
Total return (c)	20.25-20.61%	(26.98)-(26.76)%	4.15-4.47%	10.02-10.39%	2.63%

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
High Yield
Units	621,702	589,021	729,892	874,556	904,222
Unit value	$15.35	$10.83	$13.89	$13.69	$12.57
Deathclaim units	—	59	12	1,271	—
Deathclaim unit value	$12.55	$8.83	$11.29	$11.09	$10.15
Net assets	$9,540,137	$6,378,974	$10,138,654	$11,986,762	$11,364,469
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	9.08%	8.96%	8.06%	7.97%	8.04%
Total return (c)	41.71-42.13%	(22.04)-(21.81)%	1.46-1.77%	8.91-9.26%	2.73%

Diversified Income Plus
Units	1,009,689	1,220,470	1,767,346	1,821,136	2,101,309
Unit value	$12.97	$9.87	$13.02	$13.31	$11.80
Deathclaim units	1,058	9,675	—	723	60
Deathclaim unit value	$11.28	$8.56	$11.26	$11.48	$10.14
Net assets	$13,101,486	$12,123,098	$23,000,615	$24,245,325	$24,798,260
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	7.82%	6.53%	1.92%	3.89%	7.44%
Total return (c)	31.41-31.81%	(24.19)-(23.96)%	(2.21)-(1.92)%	12.80-13.21%	2.31%

Partner Socially Responsible Bond
Units	16,989	8,325
Unit value	$11.16	$10.18
Deathclaim units	—	—
Deathclaim unit value	$11.22	$10.20
Net assets	$189,618	$84,766
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	3.40%	2.80%
Total return (c)	9.62-9.95%	1.82-2.03%

Income
Units	986,679	1,130,044	1,335,849	1,459,045	1,493,315
Unit value	$13.02	$10.87	$12.35	$12.05	$11.57
Deathclaim units	—	2,296	—	3,422	—
Deathclaim unit value	$11.47	$9.55	$10.81	$10.51	$10.07
Net assets	$12,850,306	$12,308,276	$16,494,851	$17,612,748	$17,280,675
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	5.76%	5.71%	5.29%	5.19%	4.68%
Total return (c)	19.79-20.15%	(11.95)-(11.68)%	2.50-2.81%	4.15-4.37%	1.03%

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Bond Index
Units	2,300,468	2,867,135	3,611,139	4,671,142	6,015,494
Unit value	$18.41	$17.19	$17.55	$16.81	$16.37
Deathclaim units	2,502	9,274	3,058	2,005	66
Deathclaim unit value	$11.45	$10.66	$10.85	$10.37	$10.06
Net assets	$42,389,896	$49,380,527	$63,404,742	$78,562,702	$98,451,953
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	3.99%	4.88%	4.88%	4.72%	4.22%
Total return (c)	7.13-7.45%	(2.06)-(1.76)%	4.37-4.68%	2.69-3.08%	0.90%

Limited Maturity Bond
Units	1,554,494	1,543,714	1,928,420	2,385,335	2,949,553
Unit value	$11.91	$10.58	$11.45	$11.15	$10.80
Deathclaim units	—	7,296	123	—	—
Deathclaim unit value	$11.20	$9.92	$10.70	$10.39	$10.03
Net assets	$18,521,737	$16,403,922	$22,086,072	$26,597,744	$31,851,525
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	4.13%	4.56%	4.75%	4.44%	3.66%
Total return (c)	12.62-12.96%	(7.62)-(7.34)%	2.71-3.02%	3.24-3.59%	0.68%

Mortgage Securities
Units	202,336	251,089	347,057	461,352	574,406
Unit value	$11.75	$10.53	$11.22	$10.80	$10.45
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$11.42	$10.20	$10.84	$10.41	$10.04
Net assets	$2,377,437	$2,643,195	$3,892,663	$4,984,810	$6,002,260
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	3.56%	4.55%	4.99%	4.98%	4.37%
Total return (c)	11.62-11.95%	(6.15)-(5.86)%	3.81-4.12%	3.35-3.69%	0.72%

Money Market
Units	23,238,433	43,109,508	30,384,399	26,277,138	19,857,938
Unit value	$1.09	$1.10	$1.09	$1.05	$1.01
Deathclaim units	—	1,514	5,313	4,231	2,931
Deathclaim unit value	$1.10	$1.11	$1.09	$1.04	$1.01
Net assets	$25,442,444	$47,586,361	$32,992,639	$27,471,225	$20,051,320
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.51%	2.87%	5.05%	4.75%	2.81%
Total return (c)	(0.82)-(0.52)%	1.67-1.98%	3.86-4.18%	2.97-3.96%	1.58%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements, continued

(6) Unit Values, continued

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period. The total return is calculated using accumulation unit values.

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

Part A:	None

Part B:	Financial Statements of Depositor. (*)

Financial Statements of Thrivent Variable Annuity Account A. (*)

(b)	Exhibits:

1.	Resolution of the Board of Directors of Depositor authorizing the establishment of Thrivent Variable Annuity Account A (“Registrant”). (1)

2.	Not Applicable.

3.	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc. (5)

4.	(a) Contract. (2) (3)

(b)	403(b) Tax Sheltered Annuity Endorsement (*)

(c)	Roth Individual Retirement Annuity Endorsement (*)

(d)	SIMPLE Individual Retirement Annuity Endorsement (*)

(e)	Individual Retirement Annuity Endorsement (*)

5.	Contract Application Form. (3)

6.	Articles of Incorporation and Bylaws. (*)

7.	Not Applicable.

8.	Participation Agreement between Depositor, Thrivent Series Fund, Inc., Thrivent Financial 401(k) Plan, and Thrivent Accumulation Plan. (4)

9.	Opinion of Counsel as to the legality of the securities being registered (including written consent). (*)

10.	Consent of Independent Registered Public Accounting Firm—Ernst & Young LLP (*)

11.	Not Applicable.

12.	Not Applicable.

13.	(a) Powers of Attorney for (6):

Dr. Addie J. Butler	Paul W. Middeke	Dr. Kurt M. Senske

James M. Hushagen	Frank H. Moeller	Dr. Albert K. Siu

F. Mark Kuhlmann	Alice M. Richter	Allan R. Spies

Richard C. Lundell	James H. Scott	Adrian M. Tocklin

(b)	Power of Attorney for Frederick G. Kraegel (7)

(c)	Power of Attorney for Bonnie E. Raquet and Bradford L. Hewitt (*)

14.	Description of Offers to Exchange Variable Annuity Contracts (*)

Footnotes:

(1)	Incorporated by reference from Post-Effective Amendment No. 3 to the registration statement of Thrivent Variable Annuity Account A, file no. 33-82054, Accession No. 0000927649-97-000008 filed April 18, 1997.

(2)	Incorporated by reference from Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account A, file no. 38-82054, Accession No. 0000927649-01-000002 filed on February 26, 2001.

(3)	Incorporated by reference from Post-Effective Amendment No. 11 to the registration statement of Thrivent Variable Annuity Account A, file no. 33-82054, Accession No. 0000927649-02-000008 filed April 26, 2002.

(4)	Incorporated by reference from the Post-Effective Amendment Number No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, Accession No. 0001193125-04-064690, filed on April 19, 2004.

(5)	Incorporated by reference from the Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account A, file no. 33-82054, Accession No. 0001193125-06-084695 filed April 20, 2006.

(6)	Incorporated by reference from Post-Effective Amendment No. 16 to the registration statement of Thrivent Variable Annuity Account A, file no. 33-82054, Accession No. 0001193125-08-086699 filed April 22, 2008.

(7)	Incorporated by reference from Post-Effective Amendment No. 17 to the registration statement of Thrivent Variable Annuity Account A, file no. 33-82054, Accession No. 0001193125-09-082574 filed on April 20, 2009.

(*)	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below:

Name and Principal Business Address	Positions and Offices with Depositor
Bradford L. Hewitt	President, Director and CEO

Dr. Addie J. Butler 5417 Laurens Street Philadelphia, PA 19144	Director

James M. Hushagen Eisenhower & Carlson, PLLC 1201 Pacific Avenue, Suite 1200 Tacoma, WA 98402-4395	Director

Frederick G. Kraegel 1225 Hyde Lane Henrico, VA 23229	Director

2

Name and Principal Business Address	Positions and Offices with Depositor
F. Mark Kuhlmann SEE Inc. 77 West Port Plaza, Suite 500 St. Louis, MO 63146	Vice President of the Board of Directors

Richard C. Lundell 7341 Dogwood Excelsior, MN 55331	Director

Paul W. Middeke 55 Forest Valley Court St. Charles, MO 63301	Director

Frank H. Moeller 9543 BigView Drive Austin, TX 78730	Director

Bonnie E. Raquet 15407 McGinty Road West Wayzata, MN 55391-2399	Director

Alice M. Richter 14810 Blakeney Road Eden Prairie, MN 55347	Director

James H. Scott 2853 Tansey Lane Chester Springs, PA 19425	Director

Dr. Kurt M. Senske Lutheran Social Services 8305 Cross Park Drive Austin, TX 78754-5154	Chairman of the Board of Directors

3

Name and Principal Business Address	Positions and Offices with Depositor
Dr. Albert Siu Boston Scientific 1 Boston Scientific Place Mail Stop A6 Natick, MA 01761-1537	Director

Allan R. Spies 747 Detroit Street Denver, CO 80206	Director

Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, FL 33715	Director

Pamela J. Moret	Executive Vice President, Strategic Development

James A. Thomsen	Executive Vice President, Member Services

4

Name and Principal Business Address	Positions and Offices with Depositor
Randall L. Boushek	Senior Vice President & Chief Financial Officer

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Jon M. Stellmacher 4321 North Ballard Road Appleton, WI 54919	Senior Vice President, Chief of Staff & Administration

Russell W. Swansen	Senior Vice President and Chief Investment Officer

Holly J. Morris, Ph.D.	Senior Vice President and Chief Information Officer

James M. Odland	Vice President and Rule 38(a)-1 Chief Compliance Officer

Paul B. Zastrow	Vice President and Treasurer

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

5

The following shows the relationship of each wholly-owned direct and indirect subsidiary to Thrivent Financial with the exception of SNI Holdco Inc., which is a majority-owned subsidiary of Thrivent Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware

Thrivent Financial Bank	Federally chartered bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

Thrivent Asset Management, LLC[1]	Investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Service Organization, Inc.	Organized for the purpose of owning bank account withdrawal authorizations	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota

Thrivent Financial Lifelong Resources Inc.	Not formally engaged in business	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

SNI Holdco Inc.[2]	Holding company with no independent operations	Delaware

SNI Companies[3]	Professional staffing company	Delaware

[1]

Thrivent Asset Management, LLC is a subsidiary of both Thrivent Investment Management Inc. and Thrivent Life Insurance Company, both of which are wholly owned subsidiaries of Thrivent Financial. Thrivent Investment Management Inc. and Thrivent Life Insurance Company own respectively 60% and 40% of Thrivent Asset Management, LLC’s membership interests.

[2]	Majority-owned subsidiary of Thrivent Financial.
[3]	Wholly owned subsidiary of SNI Holdco Inc.

Item 27.	Number of Contract Owners

As of March 31, 2010, there were 30,883 qualified and 19,435 non-qualified contract owners.

6

Item 28.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund's Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7

Item 29.	Principal Underwriter

(a)	Other Activity. Thrivent Investment Management Inc. is the principal underwriter for the Contracts.

(b)	Management. The directors and officers of Thrivent Investment Management Inc. are listed below. Unless otherwise indicated, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
James A. Thomsen	Director and President

David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Director and Senior Vice President

Karen L. Larson	Director and Vice President

Carolyn A. Tuohy	General Counsel and Secretary

Randall L. Bouschek	Director

Andrea C. Golis	Chief Compliance Officer

Brian W. Picard 4321 North Ballard Road Appleton, WI 54919	Director of Business Control Services, Privacy and Anti- Money Laundering Officer

Kurt S. Tureson	Director, Chief Financial Officer and Treasurer

Nikki L. Sorum	Vice President

8

Karl D. Anderson	Vice President

Michael J. Fuehrmeyer 7197 Golfview Court Yorkville, IL 60560	Vice President

Michael J. Haglin 160 Chapel Road Suite 201 Manchester, CT 06040-1625	Vice President

Knut A. Olson	Vice President

Timothy P. Schmidt 701 Xenia Avenue S. Suite 550 Golden Valley, MN 55416-1078	Vice President

Eric W. Verseman	Vice President

Eric J. Grinde	Assistant Vice President

David J. Kloster	Assistant Vice President

Jennifer M. Fernjack	Assistant Vice President and Compliance Registered Options Principal

Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President and Senior Registered Options Principal

Cynthia J. Nigbur	Assistant Secretary

(c)	Not Applicable.

Item 30.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415 and 4321 North Ballard Road, Appleton, Wisconsin, 54919.

Item 31.	Services

Not Applicable.

Item 32.	Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

9

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents as to the flexible premium deferred variable annuity contracts that are the subject of this registration statement, File Number 33-82054, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

10

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement of the Securities Act and the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on this 19th day of April, 2010.

THRIVENT VARIABLE ANNUITY ACCOUNT A
(Registrant)

By:	Thrivent Financial for Lutherans
(Depositor)

By:	/s/ Bradford L. Hewitt
Bradford L. Hewitt
President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed on the 19th day of April, 2010 by the following directors and officers of Depositor in the capacities indicated.

/s/ Bradford L. Hewitt Bradford L. Hewitt	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Randall L. Boushek Randall L. Boushek	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Paul B. Zastrow Paul B. Zastrow	Vice President and Treasurer (Principal Accounting Officer)

A majority of the Board of Directors:*

Dr. Addie J. Butler

James M. Hushagen

Frederick G. Kraegel

F. Mark Kuhlmann

Richard C. Lundell

Paul W. Middeke

Frank H. Moeller

Bonnie E. Raquet

Alice M. Richter

James H. Scott

Dr. Kurt M. Senske

Dr. Albert Siu

Allan R. Spies

Adrian M. Tocklin

*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of himself and each of the above-named directors of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland	April 19, 2010
James M. Odland Attorney-in-Fact

11

THRIVENT VARIABLE ANNUITY ACCOUNT A

INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 24(b) of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit

EX99(b) 4(b)	403(b) Tax Sheltered Annuity Endorsement

EX99(b) 4(c)	Roth Individual Retirement Annuity Endorsement

EX99(b) 4(d)	SIMPLE Individual Retirement Annuity Endorsement

EX99(b) 4(e)	Individual Retirement Annuity Endorsement

EX99(b) 6	Articles of Incorporation and Bylaws of the Depositor

EX99(b) 9	Opinion of Counsel as to the legality of the securities being registered (including written consent)

EX99(b) 10	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP

EX99(b) 13(c)	Power of Attorney Forms for Bonnie E. Raquet and Bradford L. Hewitt

EX99(b) 14	Description of Offers to Exchange Variable Annuity Contracts

12